     Exhibit 3.99
Gerardo Fco. Saavedra Silva
Commercial Notary Public No. 50 in and for the Federal District
PUBLIC INSTRUMENT No. ONE THOUSAND THREE HUNDRED FOURTEEN
(Seal)
4996630
Public Registry of Property and Commerce
NOV-11-08 11:25:37
Sub-number: 0
Year: 2008
Associate: COMMERCE
Documents: 1 Payment:
In Mexico City, Federal District on this day November four, two thousand eight, I, GERARDO FRANCISCO SAAVEDRA SILVA, Commercial Notary Public number Fifty in and for Mexico City, Federal District, hereby certify the formalization of the minutes of the extraordinary meeting of shareholders of BIENES INDUSTRIALES DEL NORTE, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE (a Business Corporation), held on October Thirty one, two thousand eight, which was held upon request of Ms. Silvia Ema Roldán Gregory, acting in her capacity as delegate thereof, under the following whereas and clauses:
WHEREAS
ONE.- By means of notarial instrument number twenty five thousand ninety seven, dated June twenty five, nineteen ninety six, granted before Carlos Alejandro Durán Loera, Esq., notary public number eleven in and for Mexico City, Federal District, recorded before the Public Registry of Commerce of Reynosa, State of Tamaulipas, under commercial folio number seven hundred seventy eight, volume five (V), first Ancillary Book of Corporations, Powers of Attorney and Miscellaneous Agreements, on page two hundred thirty, section of commerce, on July eleven, nineteen ninety six, Bienes Industriales del Norte, Sociedad Anónima de Capital Variable, was incorporation having its corporate address in the State of Tamaulipas, a duration of the ninety nine years, minimum fixed capital stock of fifty thousand Pesos, Mexican Currency, variable and unlimited, with a foreigner admission clause. The corresponding portion of such notarial instrument is hereinafter transcribed: THIRD.- The purpose of the Corporation shall be as follows: a) To build, rebuild, acquire, utilize, administer, repair, improve, transform, dispose of, fraction, divide, subdivide, demolish, encumber, mortgage, lease, transfer and otherwise use, negotiate and invest in all kind of real estate property of any material and type whatsoever, and in construction materials, raw material, products, tools, machinery and equipment related to the above mentioned activities; b) To manufacture, acquire, import, utilize, repair, transform, dispose of, encumber, lease, transfer, export and otherwise negotiate with all kind of raw materials, prepared products, and in general with all kind of personal and real estate property; c) To issue, acquire, encumber, lease or transfer through any title, all kind of shares, debentures or stock of all kind of industrial, trading, real-estate or service companies, and in general, all kind of securities or negotiable instruments of any individual or legal entity whether of Mexican nationality or foreigner within the Mexican Republic or abroad; d) To develop and
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. GERARDO FRANCISCO SAAVEDRA SILVA, Esq., COMMERCIAL NOTARY PUBLIC No. 50 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Gerardo Fco. Saavedra Silva
Commercial Notary Public No. 50 in and for the Federal District
PUBLIC INSTRUMENT No. ONE THOUSAND THREE HUNDRED FOURTEEN
promote the creation and development of all kind of industrial, trading negotiations or of domestic or foreign services and to participate in all kind of Mexican and foreign business corporations; e) To obtain and grant loans, execute, issue, accept and negotiate all kind of negotiable instruments, and even to negotiate with real-estate share certificates, and to grant guarantees, surety bonds and joint and several guarantees in favor not only of the corporation, but of third parties, including all kind of credit transactions within the Mexican Republic or abroad; f) To acquire, mortgage, lease or otherwise transfer through any title all kind of real estate property and rights on a specific property or personal rights derived from such real-estate property with any individual or legal entity whether of Mexican nationality or foreigner, within the Mexican Republic or abroad; g) To invest in all kind of housing complexes and condominiums by providing them with all utilities and to build all kind of real estate property, including tourism condominiums or vacation developments within and outside restriction zones at the border lines and coastal areas within the Mexican Republic and abroad, whether directly or through a trust agreement; h) To invest in the international market to place Mexican and foreign products and to act as agent, representative, commission agent or distributor of Mexican or foreign companies within the Mexican Republic or abroad; i) To provide, develop, exploit, negotiate, receive and exchange all kind of technical assistance; j) To grant and receive licenses, to acquire, transfer and in general, to utilize all kind of patents, inventions, utility models, industrial designs, trademarks, advertisement, trade names, copyrights and in general, all kind of industrial and intellectual property rights; k) To provide and receive all kind of technical, administrative and professional services in the country or abroad; l) To enter into and execute all kind of agreements and legal actions of civil, labor, commercial nature or otherwise, for the performance of its corporate purpose. FOURTH.- The corporate address of the corporation shall be located in the State of Tamaulipas... FOURTEENTH.- The meeting of shareholders is the main administrative body of the corporation and any resolutions adopted thereat shall be binding for all shareholders, even for the absent and dissenting ones... FIFTEENTH.- The meetings of shareholders may be ordinary and extraordinary, according to the following: a) Ordinary meetings of shareholders are to be held to transact the businesses related to the matters referred to in article one hundred eighty one of the General Law of Business Corporations and those matters included in the Agenda which are not to be transacted at any extraordinary meeting; b) Extraordinary meetings of shareholders are to be held to transact the businesses referred to in article
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. GERARDO FRANCISCO SAAVEDRA SILVA, Esq., COMMERCIAL NOTARY PUBLIC No. 50 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Gerardo Fco. Saavedra Silva
Commercial Notary Public No. 50 in and for the Federal District
PUBLIC INSTRUMENT No. ONE THOUSAND THREE HUNDRED FOURTEEN
one hundred eighty two of the above cited Law... c) All meetings shall be held at the address of the corporation... e) The notice of any meeting shall be published in the official gazette or in any other major circulation newspaper in the state where the address of the Corporation is located at, within fifteen calendar days before the date on which the meeting is to be held... If all shares are represented at the time of voting, no publication of the notice of meeting neither the delivery of the acknowledgement of receipt, nor the fax transmission shall be required; f) The managing director or the chairman of the board of directors shall preside the meeting, or any other individual appointed by majority vote of the shareholders present thereat, and the secretary of the meeting shall be the secretary of the board of directors or any other person appointed by the chairman of the meeting... h) Before the meeting is called to order, the person presiding it shall appoint one or more examiners who shall count the number of persons attending the meeting, the number of shares represented by them and the number of votes that each person is entitled to cast, i) Shareholders may be represented at the meetings by a person that has been appointed as attorney-in-fact in writing. Statutory auditors, the managing director or directors, as the case may be, may not act as attorneys-in-fact... l) Quorum shall exist at extraordinary meetings of shareholders upon first or further notice, if at least eighty one percent of the holders of shares of capital stock are present thereat. Any resolution adopted at any Extraordinary Meeting shall be deemed as effective if at least eighty one percent of the holders of shares of capital stock invariably vote in favor... p) From all meetings the corresponding minutes shall be prepared and recorded in the corresponding Book of Minutes, and shall be signed by the chairman of the meeting and by the secretary, as well as by any and all statutory auditors and directors who attended the meeting and want to sign such minutes; q) Any resolutions adopted without a meeting by unanimous vote of shareholders representing all shares entitled to vote or the special category of shares in question, if any, for all legal purposes shall have the same effectiveness as if those resolutions were adopted at a general or special meeting of shareholders, respectively, upon confirmation in writing...”
TWO.- By means of notarial instrument number twenty seven thousand nine hundred seventy, dated September twenty five, two thousand eight, granted before Francisco I. Hugues Vélez, Esq., notary public number two hundred twelve in and for Mexico City, Federal District, pending to be recorded before the Public Registry of Commerce, the
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. GERARDO FRANCISCO SAAVEDRA SILVA, Esq., COMMERCIAL NOTARY PUBLIC No. 50 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Gerardo Fco. Saavedra Silva
Commercial Notary Public No. 50 in and for the Federal District
PUBLIC INSTRUMENT No. ONE THOUSAND THREE HUNDRED FOURTEEN
notarization of the minutes of the general extraordinary meeting of shareholders of the corporation held on September twenty three, two thousand eight, was certified, where it was resolved, among other things, to restate clause Sixteenth of the by-laws of the corporation.
THREE.- The appearing party has submitted before me the book of minutes of Bienes Industriales del Norte, Sociedad Anónima de Capital Variable, where the minutes of the general extraordinary meeting of shareholders of the corporation were recorded in pages ninety six and ninety seven, meeting that was held at eleven o’clock on October thirty one, two thousand eight, which is hereinafter transcribed: “BIENES INDUSTRIALES DEL NORTE, S.A. DE C.V.- In Reynosa, Tamaulipas at 11:00 o’clock, on this day October 31, 2008, at the corporate address of Bienes Industriales del Norte. S.A. DE C.V., the shareholders of the corporation met whether in person or through their attorneys-in-fact in order to hold a general extraordinary meeting of shareholders.- Mr. Rafael Sanchez Apreza presided the meeting, assisted by Ms. Fernanda Bonilla Becerril as Secretary, since they have been appointed as such by unanimous vote of the shareholders who attended the meeting whether in person or by proxy.- The Chairman of the meeting appointed Ms. Fernanda Bonilla Becerril as examiner who then proceeded to count the shares held by the shareholders present or represented thereat. Upon verifying the count, the examiner informed that the attendees owned or represented all shares issued by the corporation, as follows:

Shareholders	Number of shares
Closure Systems international B.V. represented by Ms. Fernanda Bonilla Becerril	1
Grupo CSI de México, S. de R.L. de C.V. (Tax Id. No.: GCM920817AE6) represented by Mr. Rafael Sanchez Apreza	278,991

TOTAL:	278,992
The Secretary of the meeting verified that the shareholders present or represented thereat were in fact those recorded as such in the Book of Shares of the corporation and that the powers of attorney granted by such shareholders were granted according to the requirements set forth for such purposes in the by-laws of the corporation.- In view of the
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. GERARDO FRANCISCO SAAVEDRA SILVA, Esq., COMMERCIAL NOTARY PUBLIC No. 50 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Gerardo Fco. Saavedra Silva
Commercial Notary Public No. 50 in and for the Federal District
PUBLIC INSTRUMENT No. ONE THOUSAND THREE HUNDRED FOURTEEN
foregoing, the Chairman of the meeting called the same to order stating that the corresponding notice of meeting was not necessary, since all shareholders holding all shares issued by the Corporation were present thereat.- Then, the Secretary of the meeting proceeded to read the Agenda, which is as follows: AGENDA: 1. Change of Clause Fourth of the By-Laws of the corporation. 2. Appointment of special delegates.- Then, the shareholders resolved to jointly discuss all items of the Agenda, and after a brief discussion all shareholders present thereat by proxy adopted by unanimous vote, the following resolutions: FIRST RESOLUTION: IT IS RESOLVED, to modify clause Fourth of the by-laws of the corporation to read as follows: FOURTH.- The address of the corporation is in Mexico City, Federal District. The corporation may determine conventional addresses and establish all kind of factories, warehouses, offices, agencies or branches anywhere within the Mexican Republic or abroad, without this constituting a change of its corporate address.- SECOND RESOLUTION: IT IS RESOLVED to authorize Messrs. Helen D. Golding, Lawrence Michael Tuskey, Juan Carlos Quintana Serur, Fernanda Bonilla Becerril and Silvia Ema Roldán Gregory, to act jointly or severally as special delegates of this meeting, to issue as many certified copies of these minutes as may be necessary and to appear before a notary public of their choice to formalize the corresponding minutes resulting from this meeting and the resolutions adopted thereat in a public instrument and to make the arrangements, whether directly or through a third party, to record such public instrument before the corresponding Public Registry of Commerce.- Since there was no other business to transact, the Agenda was taken as concluded, the meeting was adjourned after a brief recess taken to prepare the minutes, which were then read and approved by all those who were present thereat, and was signed by the Chairman and Secretary of the meeting for evidence purposes.- (Two initials).”
FOUR.- The appearing party has stated under oath that the contents of the above transcribed minutes is authentic and that the signatures that appear thereon, belong to the individuals who signed the same, and that his principal holds out of the total capital stock of the corporation, the minimum fixed amount of fifty thousand Pesos, represented by fifty shares with a par value of one thousand Pesos each.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. GERARDO FRANCISCO SAAVEDRA SILVA, Esq., COMMERCIAL NOTARY PUBLIC No. 50 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Gerardo Fco. Saavedra Silva
Commercial Notary Public No. 50 in and for the Federal District
PUBLIC INSTRUMENT No. ONE THOUSAND THREE HUNDRED FOURTEEN
CLAUSES
FIRST.- The minutes of the general extraordinary meeting of shareholders of Bienes Industriales del Norte. Sociedad Anónima de Capital Variable is hereby formalized, which was held at eleven o’clock on October thirty one, two thousand eight, as transcribed in whereas ten of this instrument.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. GERARDO FRANCISCO SAAVEDRA SILVA, Esq., COMMERCIAL NOTARY PUBLIC No. 50 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Gerardo Fco. Saavedra Silva
Commercial Notary Public No. 50 in and for the Federal District
PUBLIC INSTRUMENT No. ONE THOUSAND THREE HUNDRED FOURTEEN
SECOND.- In view of the foregoing, the modification made to clause fourth of the by-laws of Bienes Industriales del Norte, Sociedad Anónima de Capital Variable, regarding the change of the corporate address from the State of Tamaulipas to Mexico City, Federal District it is hereby certified, and such clause shall hereinafter read as follows:
FOURTH.- The address of the corporation is in Mexico City, Federal District. The corporation may determine conventional addresses and establish all kind of factories, warehouses, offices, agencies or branches anywhere within the Mexican Republic or abroad, without this constituting a change of its corporate address.
I the Commercial Notary Public hereby certify:
A) That the appearing party has stated that his principal has full capacity and sufficient powers, and that the powers vested upon him have not been revoked or limited, by evidencing such capacity by means of the document transcribed in whereas three of this instrument;
B) That I personally know the appearing party, who in my opinion has full capacity, since I have found no evidence of him lacking of such capacity and there is no indication that he is subject to any incapacity;
C) That the appearing party has stated to be a Mexican citizen, born in Mexico City, Federal District, on January eighteen, nineteen eighty seven, single, student, having his address at Bosque de Ciruelos one hundred eighty six, colonia Bosques de las Lomas, in this City;
D) That any and all references and transcriptions contained herein are consistent with the original documents, which I have seen;
E) That I have informed the appearing party of the contents of articles, forty four and forty five of the Reglamento de la Ley de Inversión Extranjera y del Registro Nacional de Inversiones Extranjeras (Regulations to the Foreign Investment Law and of the National Registry of Foreign Investments);
F) Regarding the provisions of eighth paragraph of article twenty seven of the Federal Fiscal Code, the appearing party has submitted before me a tax identification folio A-three-one-seven-one-nine-zero-two (A3171902) belonging to shareholder Grupo CSI de México, Sociedad de Responsabilidad Limitada de Capital Variable; I have verified that the folio referred to in the formalized document is consistent with the folio shown in such identification; and as to anything regarding the shareholder Closure Systems International
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. GERARDO FRANCISCO SAAVEDRA SILVA, Esq., COMMERCIAL NOTARY PUBLIC No. 50 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Gerardo Fco. Saavedra Silva
Commercial Notary Public No. 50 in and for the Federal District
PUBLIC INSTRUMENT No. ONE THOUSAND THREE HUNDRED FOURTEEN
B.V., the appearing party has stated under oath that such shareholder resides abroad; therefore his principal shall deliver the notice referred to in fourth paragraph of article twenty seven of the Federal Fiscal Code;
G) That I have read this instrument before the appearing party to whom I have explained the scope and legal effects hereof, and who has signed this instrument jointly with the undersigned, since he is in conformity with the contents hereof on the same date of issuance. I attest.
Silvia Ema Roldán Gregory (Initials)
Gerardo Francisco Saavedra Silva (Initials) (Authorizing Seal)
This is the first original instrument in order of issuance, for use of BIENES INDUSTRIALES DEL NORTE, SOCIEDAD ANONIMA DE CAPITAL VARIABLE This instrument has eight pages. I attest. Mexico City, Federal District on this day November four, two thousand eight.

/S/	<Notarial Seal that reads:> <Emblem> THE UNITED MEXICAN STATES. GERARDO FRANCISCO SAAVEDRA SILVA, Esq., COMMERCIAL NOTARY PUBLIC No. 50 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

(Seal)
Recorded before the Public Registry of Property and Commerce of the Federal District, under Commercial Folio number: - 3 | 8 | 3 | 1 | 8 | 2| -
Rights paid: $1,000.00 dated November 11, 2008

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Mexico City, on this day November 14th, 2008
/S/
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. GERARDO FRANCISCO SAAVEDRA SILVA, Esq., COMMERCIAL NOTARY PUBLIC No. 50 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

MR. FRANCISCO I. HUGUES VELEZ, ESQ.

MR. GUILLERMO OLIVER BUCIO, ESQ.

NOTARY PUBLIC NO. 212 AND NOTARY PUBLIC NUMBER 246
NUMBER TWENTY-SEVEN THOUSAND NINE HUNDRED SEVENTY

BOOK NUMBER FIVE HUNDRED FIFTY-FIVE	REG/TAMPS
FOLIO NUMBER ONE HUNDRED TEN THOUSAND NINE HUNDRED NINETEEN
     SZG/pgv(08)
     At Mexico City on September twenty-fifth, two thousand eight, I Mr. Francisco I. Hugues Velez, Notary Public number two hundred twelve in and for Mexico City, Federal District, hereby certify:
     The PROTOCOLIZATION of the MINUTES OF A GENERAL EXTRAORDINARY MEETING OF SHAREHOLDERS of “BIENES INDUSTRIALES DEL NORTE” SOCIEDAD ANONIMA DE CAPITAL VARIABLE, held on September twenty-third, two thousand eight, containing the AMENDMENT to CLAUSE SIXTEENTH, of the BY-LAWS;
     That upon request of Mr. Gerardo Francisco Maria Saavedra Silva, Esq. (who has stated that is also known as Gerardo Francisco Saavedra Silva and Gerardo Saavedra Silva), in his capacity as Special Representative, under the following background and Clauses:
BACKGROUND
          First.- INCORPORATION.- By means of a Notarial Instrument number twenty-five thousand ninety-seven, granted at this City on June twenty-fifth, nineteen ninety-six, before Mr. Carlos Alejandro Duran Loera, Esq. Notary Public number eleven in and for Mexico City, Federal District, recorded with Public Registry of Commerce of Reynosa, State of Tamaulipas, Mexico, on July eleventh, nineteen ninety-six, under number seven hundred seventy-eight, first book, volume V, page two hundred thirty, front, upon prior permit granted by the Secretaría de Relaciones Exteriores <Ministry of Foreign Affairs>, the following corporation was incorporated: “Bienes Industriales del Norte”, Sociedad Anónima de Capital Variable, with corporate address in the State of Tamaulipas (sic), and duration is ninety-nine years, variable capital stock, fixed minimum capital stock is in the amount of fifty thousand Mexican Pesos, represented by fifty ordinary, registered shares, one thousand Mexican Pesos par value, each, and unlimited
<Notarial Seal that reads:> <Emblem>. THE MEXICAN UNITED STATES. MR. FRANCISCO I. HUGUES VELEZ,
ESQ. NOTARY PUBLIC NO. 212 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

maximum variable capital, with foreigner shareholders admission clause.- I hereinafter transcribe the Clauses of the By-laws regarding this instrument: “... THIRD.- The activities of the corporate purposes are:- a) To incorporate, re-build, acquire, use, manage, repair, improve, transform, dispose, fraction, divide, sub-divide, demolish, encumber, mortgage, lease, alienate and otherwise use, negotiate and invest in any kind and type of personal property made of any material and type, as well as construction material, raw material, products, tools, machinery and equipment related to the foregoing activities.- b) To manufacture, acquire, import, use, repair, transform, dispose, encumber, lease, alienate, export and otherwise negotiate with all kind of raw material, manufactured products and in general all kind of personal and real estate property.- c).- To subscribe, acquire, encumber, lease or alienate by means of any certificate, all kind of shares, obligations or partnership interest of any kind of industrial, commercial, real estate or services company, and in general any kind of securities or negotiable instruments of any Mexican or foreign individual or corporation within the Mexican republic or abroad.- d).- To encourage and promote the incorporation and development of all kind of national or foreign industrial, commercial or services businesses, and merge with any kind of Mexican or foreign business corporations.- e).- To receive and grant loans, subscribe, issue, accept and negotiate all kind of negotiable instruments and even negotiate certificates of real estate contribution, as well as to grant warranties, bonds and collaterals in favor, not only to the Corporation, but to any third party, including all kind of credit operations in the Mexican Republic or abroad.- f) To acquire, mortgage, lease or encumber by any legal means all kind of rights in personam and rights in rem derived from the property of any Mexican or foreign individual or corporation, within the Mexican Republic or abroad.- g) To invest in all kind of urban development and condominiums, supplying all the services and to build all kind of real estate property, including condominiums or tourist resorts within and without restricted areas at the Mexican Republic borders and coastlines, either directly or through a trust, and abroad.- h) To participate in the international market in order to place Mexican or foreign products acting as an agent, representative, commissioner or distributor in the Mexican Republic or abroad for Mexican and foreign companies.- i).- To provide, develop, exploit, negotiate, receive and exchange all kind of technical assistance.- j).- To grant and receive licenses, acquire, alienate and in general exploit all kind of patents, inventions, utility models, industrial designs, trademarks, slogans, trade names, and copyrights, and in general all kind of industrial and intellectual property rights.- k).- To provide and receive all kind of technical, administrative and professional services in Mexico
<Notarial Seal that reads:> <Emblem>. THE MEXICAN UNITED STATES. MR. FRANCISCO I. HUGUES VELEZ,
ESQ. NOTARY PUBLIC NO. 212 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

or abroad.- l).- To enter into and execute any kind of agreements and civil, legal, labor, and business operations to comply with the corporate purposes.-... MEETING OF SHAREHOLDERS.- FOURTEENTH.- The Meeting of Shareholders is the supreme governing body of the Corporation, and its resolutions shall be mandatory for all the shareholders, even for absent or dissident shareholders. However, such absent of dissident shareholders shall have the rights conferred upon under the terms of Articles two hundred one, two hundred six and any other applicable provisions of the Ley General de Sociedades Mercantiles <General Business Corporations Law>.- FIFTEENTH.- The form to conduct the meetings, which may be either ordinary or extraordinary, is as follows: a).- The ordinary meetings shall meet to discuss any business set out under the terms of Article one hundred eighty-one of General Business Corporations Law, as well as all the business contained in the Agenda, other than the businesses to be discussed in extraordinary meetings.- b).- The extraordinary meetings shall be those called to discuss the businesses set out under the terms of Article one hundred eighty-two of the foregoing Law, i.e., the following businesses: 1.- To extend the duration of the corporation.- 2.- The early dissolution of the corporation.- 3.- To increase or reduce the fixed or minimum capital stock of the corporation.- 4.- To change the activities of the corporate purposes.- 5.- To change the nationality of the Corporation.- 6.- To transform the corporation.- 7.- To merge the Corporation into other corporation.- 8.- To issue preferred shares.- 9.- The amortization on the part of the corporation of its own shares and to issue voting shares.- 10.- To issue bonds.- 11.- To make any other amendment to the By-laws of the Corporation.- c).- Meetings of Shareholders shall always be held at the corporate address.- d).- The Meetings of Shareholders shall be called by the Sole Administrator or the Board of Directors, by any Regular or Alternate Director, the Secretary or any Examiner, except for the provisions under the terms of Articles one hundred sixty-eight, one hundred eighty-four and one hundred eighty-five of the General Business Corporations Law.- e).- The notice of meeting shall be published in the Official Gazette or in a major circulation newspaper of the corporate address, at least fifteen calendar days before the date fixed to hold the Meeting.- Likewise, such notice of meeting shall be sent via mail acknowledgement of receipt required to the shareholders of the corporation, to the address designated for such purposes and recorded in the Stock Record Book, or transmitted via fax to the fax number designated in writing by each Shareholder for such purposes.- If all the shares are represented at the voting time, the publication of the notice of meeting shall not be necessary, nor its delivery via fax, acknowledgement of receipt required.- f).- The Sole
<Notarial Seal that reads:> <Emblem>. THE MEXICAN UNITED STATES. MR. FRANCISCO I. HUGUES VELEZ,
ESQ. NOTARY PUBLIC NO. 212 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

Administrator, the Chairman of the Board of Directors, or the person designated by majority of shareholders present shall act as the chair person of the meeting, and the Secretary of the Meeting shall be the Secretary of the Board of Directors or the person designated by the Chair person of the Meeting.- g).- Unless otherwise established by a Court Order, the Corporation shall exclusively recognize as shareholders those individuals or corporations whose names have been recorded in the Stock Record Book, and such recording shall be sufficient for such persons to be allowed to participate, upon prior identification, in the Meeting of Shareholders.- h).- Before the Meeting of Shareholders is convened, the chair person shall appoint one or several Scrutineers to count the persons present at the Meeting, number of shares represented thereat, and the number of votes each Shareholder is entitled to cast.- i).- Each Shareholder may be represented at the Meetings of Shareholders by the person designated in writing as proxy. Neither the Examiners nor the Sole Administrator or the Director, if any, may act as proxy.- j).- The original Ordinary Meetings of Shareholders shall be deemed valid if at least eighty one percent of capital stock is represented thereat. The resolutions adopted at the Ordinary Meetings of Shareholders shall be valid with affirmative vote of at least fifty-one percent of capital stock. In case of ordinary meeting adjourned once or more times, it will be valid if at least fifty-one percent of capital stock is represented thereat, and resolutions will be valid if adopted by affirmative vote of at least fifty-one percent of capital stock.- k).- Except for the provisions of subsection j) above, ordinary meetings shall be deemed valid if at least eighty-one percent of capital stock is represented thereat, and the resolutions shall be valid if adopted by affirmative vote of at least eighty-one percent of capital stock; regarding the following cases, provided that the resolutions described hereinbelow may be adopted by Sole Administrator or the Board of Directors, subject to the provisions for quorum set out for the Board: 1st To designate a person to have under his/her custody the shares issued but no subscribed and cancelled shares, under the terms of Clause Eighth, subsection c).- 2nd To designate an individual to have under his/her custody the shares paid in kind and maintained in deposit with the Corporation, established in Clause Eighth, subsection d).- 3rd To issue or redeem the shares of the variable portion of capital stock, established in Clause Eighth, subsection f).- 4th To amortize shares subject to profit sharing, established in Clause Eighth, subsection k).- 5th To withdraw the shares of variable portion of capital stock, under the terms of Clause Eighth, subsection l).- 6th To grant right for each shareholder or group of shareholders representing one third of regular directors and their respective alternate directors, under the terms of Clause Eighteenth.- 7th Management of the
<Notarial Seal that reads:> <Emblem>. THE MEXICAN UNITED STATES. MR. FRANCISCO I. HUGUES VELEZ,
ESQ. NOTARY PUBLIC NO. 212 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

Corporation by a Sole Administrator or Board of Directors, under the terms of Clause twenty-first, first paragraph.- 8th Upon Prior appointment of a Board of Directors, in the actual absence of a Sole Administrator, under the terms of Clause twenty-first, second paragraph.- 9th To designate the Regular Directors, Secretary and Assistant Secretary of the Board of Directors, except in the case of re-election of all members, under the terms of Clause twenty-first, third paragraph.- 10th To designate the Members of Executive Committees, under the terms of Clause twenty-second, second part, paragraph I. 11th To designate the attorneys-in-fact conferring them powers to appoint and/or remove officers or employees of the Corporation, under the terms of Clause twenty-second, second part, subsection a), paragraph II.- 12th To designate attorneys-in-fact with powers to grant and/or revoke general and special powers, pursuant to Clause twenty-second, second part, subsection a), paragraph III.- 13th To annul, amend or revoke the resolutions adopted by the Sole Administrator or by majority members of the Board of Directors, under the terms of Clause twenty-second, second part, subsection a), paragraph V, and subsection b), paragraph IV.- 14th To alienate shares of other companies or to participate in other type of business in which this Corporation has a participation of at least five percent of the capital stock, under the terms of Clause twenty-second, second part, subsection b), paragraph I.- 15th To grant guarantees, bonds or collaterals to third parties for the obligations of the corporations where it is not a shareholder of at least fifty percent, under the terms of Clause twenty-second, second part, subsection b), paragraph II.- 16th To increase, reduce or even suppress the mandatory dividend distribution percentage, under the terms of Clause twenty-fifth.- 17th Any other case for which these By-laws expressly sets out a special voting quorum.- l) The original or adjourned Extraordinary Meetings of Shareholders shall be valid if at least eighty-one percent of the capital stock is represented thereat. In order for the resolutions of the Extraordinary Meeting of Shareholders to be valid, affirmative vote of at least eighty-one percent of capital stock shall be necessary always.- As an exception to the foregoing, when the only businesses in the Agenda to be discussed are the Corporation duration extension and/or issuance of bonds, at least fifty-one percent (sic) of capital stock shall be sufficient to consider the Extraordinary Meeting of Shareholders valid, and affirmative vote of at least fifty-one percent of the capital stock shall be necessary for the resolutions thereat to be valid.- m).- If the Ordinary or Extraordinary Meeting of Shareholders cannot be held on the date fixed, the meeting shall be adjourned once or more times, if any, the notices of such meetings shall indicate such circumstance, and the meeting shall discuss the businesses set out in the agenda, in
<Notarial Seal that reads:> <Emblem>. THE MEXICAN UNITED STATES. MR. FRANCISCO I. HUGUES VELEZ,
ESQ. NOTARY PUBLIC NO. 212 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

accordance with the provisions under the foregoing subsections of this Clause, regarding notice of meetings, terms and quorum.- n).- Each share represents one vote, and votes shall be on show hands unless other form of vote is agreed by majority of those present.- o) The resolutions shall be final, except for the objection right set out in Article two hundred one of the General Business Corporations Law.- p) The Minutes of each Meeting will be inserted in the corresponding Minutes Book and signed by the Chair person and the Secretary of the Meeting, all the Examiners and all Directors attending the Meeting and who are willing to sign the minutes.- q).- The resolutions without a meeting by unanimous vote of shareholders representing all voting shares or of the special class of shares in question, if any, will, for any legal effects it may be deemed appropriate, be valid as if adopted by shareholders at a general or special meeting, respectively, provided that such resolution are confirmed in writing.- MANAGEMENT OF THE CORPORATION. SIXTEENTH.- The business and affairs of the corporation will be in charge of a sole administrator who will be Mexican or a Board of Directors the majority member of which will be Mexicans. Foreign investment participation in administration bodies of the corporation may not exceed the capital contribution. SEVENTEENTH.- If a Board of Directors is elected, such Board shall be comprised by three Regular Directors and their corresponding Alternate Directors.- All notice of meeting of the Board of Directors will be made by the Chair person, the Secretary or any Regular Director or Alternate Director, or by any Examiner of the Corporation, ten days before, by written notice delivered at the address designated by each Director for such purposes, or sent via fax to the fax number designated by each Director for such purposes.- If all the Directors are present at the beginning of the meeting, no written notice of meeting nor transmission via fax will be necessary.- The notice of meeting shall contain the Agenda, which shall be prepared by the Chair person, the Secretary of the Board of Directors, or by the director or examiner calling the meeting, the Agenda shall also include the businesses proposed by any director or examiner before sending the notice of meeting.- The resolutions without a meeting of the Board, by unanimous vote of the members of the Board, shall, for any legal purposes it may be deemed appropriate, be valid as if adopted at a meeting of the board, provided that such resolutions are confirmed in writing. EIGHTEENTH.- The Sole Administrator, all the Directors appointed and holding office, or the Ordinary Meeting of Shareholders may, with affirmative vote of at least eighty-one percent of capital stock, resolve that each shareholder or group of shareholders representing one third of the capital stock, will have right to appoint one third of Regular Directors and their respective
<Notarial Seal that reads:> <Emblem>. THE MEXICAN UNITED STATES. MR. FRANCISCO I. HUGUES VELEZ,
ESQ. NOTARY PUBLIC NO. 212 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

Alternate Directors.- The compensation of all regular or alternate directors shall be equal. For such purposes, annual general ordinary meeting of shareholders shall determine the compensation of sole administrator or directors, corresponding to next period and which shall be effective until a new resolution is adopted at the next general ordinary meeting of shareholders. NINETEENTH.- The Sole Administrator, or the members of the Board of Directors, if any, may be re-elected, shall hold office for one year from their appointment date but shall continue holding office until their successors are appointed and qualified.-. .. TWENTY-SECOND.- The Sole Administrator or the Board of Directors, if any, shall have the most ample powers to comply with the corporate purposes, manage and administer the Corporation, with the following powers, subject to the limitation set out in second part of this clause.-. .. a).- A general power of attorney for lawsuits and collections, with all general and special powers to be forth under Law, under the terms of first paragraph article two thousand five hundred fifty-four of Civil Code for Mexico City, Federal District, and relative articles of Civil Codes of the States of Mexican Republic. Among other powers conferred upon to the attorneys-in-fact are, including without limitation the following: I. To initiate all kind of proceedings, including the ‘amparo’ lawsuit and desist therefrom.- II.-To Settle.- III.- To submit to arbitration.- IV.- To answer and make interrogatories.- V.- To Challenge.- VI.- To receive payments.- VII.- To present accusations, file criminal complaints and desist therefrom if permitted by Law.- VIII.- To act as a co-party of the Attorney General and demand indemnity for damages.- The mandate referred to in the preceding paragraph shall be exercised before individuals and all type of Federal, State, Municipal and Criminal administrative or judicial authorities, and before local or federal Conciliation and Arbitration Boards and labor authorities.- b).- A general power of attorney for acts of administration under the terms of second paragraph, Article two thousand five hundred fifty-four of the Civil Code.- c).- A general power of attorney for acts of domain, under the terms of third paragraph of same article of the Civil Code.- d).- A power of attorney to grant and subscribe negotiable instruments under the terms of Article Nine of the Ley General de Títulos y Operaciones de Crédito <General Negotiable Instruments and Credit Operations Law>.- e).- To appoint and/or remove the Chief Executive Officer, directors, sub-directors, managers, assistant managers, factors, officers or employees of the Corporation.- f).- To grant and/or revoke general and special powers of attorney.-...”
     Second.- CURRENT CAPITAL STOCK.- The appearing party states that due to several increases to variable portion of capital stock of “Bienes Industriales del Norte”, Sociedad
<Notarial Seal that reads:> <Emblem>. THE MEXICAN UNITED STATES. MR. FRANCISCO I. HUGUES VELEZ,
ESQ. NOTARY PUBLIC NO. 212 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

Anónima de Capital Variable, the variable portion, added to the minimum fixed portion were at the time of holding the Minutes hereby protocolized, in the amount of TWO HUNDRED SEVENTY-EIGHT MILLION NINE HUNDRED NINETY-TWO MEXICAN PESOS, represented by two hundred seventy-eight thousand nine hundred ninety-two ordinary, registered shares, one thousand Mexican Pesos par value, each.
     Third.- PROTOCOLIZATION OF THE MINUTES.- The appearing party has submitted the Minutes of the General Extraordinary Meeting of Shareholders of “Bienes Industriales del Norte”, Sociedad Anónima de Capital Variable, held on September twenty-third, two thousand eight, recorded in two pages, hereby protocolized by the undersigned under the terms of Article one hundred ninety-four of the General Business Corporations Law, which I attach to the Appendix hereto as exhibit “A” and fully transcribed hereinbelow:
     “BIENES INDUSTRIALES DEL NORTE, S.A. DE C.V.
     At Reynosa, Tamps., 1:00 p.m. on September 23, 2008, at the corporate address of Bienes Industriales del Norte, S.A. de C.V., met in person or represented by proxy the shareholders of the corporation to hold a General Extraordinary Meeting of Shareholders.
     Mr. Gerardo Francisco Saavedra Silva presided over the Meeting and Ms. Fernanda Bonilla Becerril acted as Secretary, after being duly appointed as such by unanimous vote of Shareholders present of represented thereat.
     The Chair person of the Meeting appointed Ms. Fernanda Bonilla Becerril as scrutineer, who counted the shares hold by Shareholders present in person or represented by proxy. Once the computation was verified, the Scrutineer informed that those present hold or represent all shares issued by the corporation, as follows:

Shareholder	Number of Shares
Closure Systems International B.V.,
Herein represented by Fernanda Bonilla Becerril	1
Grupo CSI de México, S. de R.L. de C.V.
(RFC <Federal Taxpayer Number>: GCM920817AE6)
Herein represented by Mr. Gerardo Francisco Saavedra Silva	278,991
TOTAL:	278,992
<Notarial Seal that reads:> <Emblem>. THE MEXICAN UNITED STATES. MR. FRANCISCO I. HUGUES VELEZ,
ESQ. NOTARY PUBLIC NO. 212 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

     The Secretary of the Meeting verified that Shareholders present in person or represented are those registered as such Stock Record Book of the Corporation, and that the proxies granted by such Shareholders met the requirements established under the Corporation’s By-laws.
     In view of the foregoing, the Chair person called the meeting to order and stated that no publication of notice of meeting was necessary, since shareholders of all shares issued by the corporation were represented thereat.
     Thereafter, the Secretary of the Meeting read the following Agenda:
AGENDA
1.	Amendment to Clause Sixteenth of the By-Laws.
2.	Appointment of special Representatives.
     Thereafter, the Shareholders resolved to jointly discuss all items contained in the Agenda and, after a brief discussion, all the Shareholders represented by proxy, have, unanimously, RESOLVED:
FIRST RESOLUTION
     RESOLVED to amend Clause Sixteenth of the By-laws of the Corporation to be read as follows:
     SIXTEENTH.- The business and affairs of the Corporation shall be managed by a Sole Administrator or a Board of Directors, as the General Ordinary Meeting of Shareholders may determine.
SECOND RESOLUTION
     RESOLVED to authorize each of the following Messrs. Helen Dorothy Golding, Lawrence Michael Tuskey, Gerardo Francisco Saavedra Silva, Juan Carlos Quintana Serur and Silvia Ema Roldán Gregory, jointly or severally, as special representatives of this Meeting to issue as many certified copies of these minutes as may be necessary, and appear before the Notary Public of their choice to formalize by means of a Notarial Instrument, the corresponding minutes of this meeting, as well as the resolutions adopted thereat, as well as to carry out or have carried out the recording of the respective notarial instrument with the corresponding Public Registry of Commerce.
<Notarial Seal that reads:> <Emblem>. THE MEXICAN UNITED STATES. MR. FRANCISCO I. HUGUES VELEZ,
ESQ. NOTARY PUBLIC NO. 212 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

     As there is no other business to transact, the Agenda was concluded and the meeting adjourned after a brief break to prepare these minutes which was read and approved by all those present and signed by the Chair person and the Secretary of the meeting.
     Two illegible signatures.”
     The appearing party represents that his position appointment is in force and the Minutes hereby protocolized and the signatures bearing herein are authentic and the undersigned Notary hereby certify that there is nothing to believe that such representation is false.
     Fourth.- FOREIGN INVESTMENT LAW.- The undersigned Notary hereby certify that he will file with the National Registry of Foreign Affairs, the notice referred to in last part article thirty-four of the Ley de Inversión Extranjera <Foreign Investment Law>.
     Fifth.- FEDERAL TAXPAYER REGISTRY.- In order to comply with the provisions under Article twenty-seven of the Código Fiscal de la Federación <Fiscal Code of the Federation>, the undersigned asked the appearing party to submit the corresponding Tax Identification Card of shareholders residing in this Country which was not submitted, thus I will proceed to file the corresponding notice to the Secretaría de Hacienda y Crédito Público <Ministry of Treasury and Public Credit>; and regarding the other shareholders, the representative states that his principal corporation agrees to submit, within first three months from closing of each fiscal year, with the pertinent Local Tax Service Administration of its domicile for fiscal purposes, a list of shareholders residing abroad, indicating their address, domicile for fiscal purposes and tax identification number.
     IN VIEW OF THE FOREGOING, the protocolization is made in accordance with the following:
CLAUSES
     FIRST.- THE MINUTES OF THE GENERAL EXTRAORDINARY MEETING OF SHAREHOLDERS of “BIENES INDUSTRIALES DEL NORTE”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, held on September twenty-third, two thousand eight, are hereby protocolized and fully transcribed in the third background hereof.
     SECOND.- THEREFORE, MR. GERARDO FRANCISCO MARIA SAAVEDRA SILVA, ESQ., in his capacity as Special Representative in accordance with the Minutes duly protocolized in the preceding Clause, hereby FORMALIZES:
<Notarial Seal that reads:> <Emblem>. THE MEXICAN UNITED STATES. MR. FRANCISCO I. HUGUES VELEZ,
ESQ. NOTARY PUBLIC NO. 212 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

     1. The AMENDMENT to CLAUSE SIXTEENTH of the BY-LAWS to be read as follows:
     “SIXTEENTH.- The business and affairs of the Corporation shall be managed by a Sole Administrator or a Board of Directors, as the General Ordinary Meeting of Shareholders may determine.”
     and 2.- Any other resolution contained in the Minutes subject matter of this instrument, that is hereby reproduced by reference.
     THIRD.- Safe for the amendment referred to in the preceding Clause, all other Clauses of the By-laws of “BIENES INDUSTRIALES DEL NORTE”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE remain in force and fully effective.
     I, THE NOTARY ATTEST: I.- That I fully identified myself as Notary before the appearing party; II.- The information and documentation inserted are true and complete copies from the originals referred to herein; III.- I know in person the appearing party, who in my opinion has legal capacity to carry out this deed; IV.- I warned the appearing party on the penalties incurred by those who make false statements before a Notary, and his statements are deemed under oath; V.- I warned the appearing party that the exercise of the activities and positions and powers conferred upon in favor of foreign nationality individuals within national territory, will be subject to obtain from pertinent authorizations from the Secretaría de Gobernación (Department of the Interior); VI.- His personal data are: Mexican by birth, resident of this Capital City, his date of birth is June twenty-fourth, nineteen sixty-one, married, attorney-at-law, domicile: Calle Bosque de Ciruelos 186, fourth floor, Colonia Bosques de la Lomas, Mexico City; and VII.- I have entirely read this notarial instrument to the appearing party and explained the value and legal effects of contents hereof, and he ratified and signed it on September twenty-ninth of the same year, when I do certify.- I attest.
<Notarial Seal that reads:> <Emblem>. THE MEXICAN UNITED STATES. MR. FRANCISCO I. HUGUES VELEZ,
ESQ. NOTARY PUBLIC NO. 212 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

SIGNED BY MR. GERARDO FRANCISCO MARIA SAAVEDRA SILVA, ESQ.- SIGNATURE OF NOTARY.- Authorizing seal. THIS IS THE THIRD CERTIFIED COPY ISSUED FROM ITS ORIGINAL, IN ELEVEN PAGES, INCLUDING, IF ANY, THE COPIES OF THE DOCUMENTS ATTACHED TO APPENDIX HERETO AND TO BE REPRODUCED ACCORDING TO THE LAW, TO “BIENES INDUSTRIALES DEL NORTE”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, AS EVIDENCE.- DULY COMPARED AND CORRECTED.- I ATTEST.- MEXICO, ON SEPTEMBER TWENTY-NINTH, TWO THOUSAND EIGHT.
/S/
<Notarial Seal that reads:> <Emblem>. THE MEXICAN UNITED STATES. MR. FRANCISCO I. HUGUES VELEZ,
ESQ. NOTARY PUBLIC NO. 212 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

Carlos A. Durán Loera
Notary Public
OP: CD-9680. CD*do
INSTRUMENT NUMBER TWENTY FIVE THOUSAND NINETY SEVEN
     BOOK FIVE HUNDRED FIFTY ONE
     IN MEXICO CITY, FEDERAL DISTRICT, on this day June twenty five, nineteen ninety six, I CARLOS ALEJANDRO DURAN LOERA, Notary Public number Eleven in and for the Federal District, hereby certify:
     THE INCORPORATION AGREEMENT OF A BUSINESS CORPORATION WITH VARIABLE CAPITAL STOCK (SOCIEDAD MERCANTIL EN FORMA DE ANONIMA DE CAPITAL VARIABLE), entered into by and between “INDUSTRIAS CLAZAGO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE (A BUSINESS CORPORATION), herein represented by Mr. CLAUDIO ZAPATA BAKAS and “ADMINISTRACIONES CLAZAGO” SOCIEDAD ANONIMA DE CAPITAL VARIABLE (A BUSINESS CORPORATION), herein represented by Messrs. MIGUEL ANGEL GUZMAN BAUTISTA and RICARDO TRAVIS ARIAS PURON; the above mentioned agreement contains the By-Laws prepared according to the permit of the Ministry of Foreign Affairs attached to this instrument as schedule “A”, which is hereinafter transcribed:
PERMIT OF THE MINISTRY OF FOREIGN AFFAIRS
     “On the upper left side of the page: A seal bearing the National Coat of Arms of the Mexican Republic. Next to the Seal: MINISTRY OF FOREIGN AFFAIRS. MEXICO. On the upper right side: PERMIT 09020336 — FILE 9609019727 — FOLIO 20451. On the center: With reference to the request filed by Mr. ADRIAN RAMIREZ GALLEGOS, this Ministry hereby grants the permit to organize an SA DE CV (A BUSINESS CORPORATION) under the corporate name “BIENES INDUSTRIALES DEL NORTE”, SA DE CV. This permit shall be subject to the condition that the articles of incorporation set forth the foreigners exclusion clause set forth in Article 30, or the agreement set forth in Article 31, both of the Reglamento de la Ley para Promover la Inversión Mexicana y Regular la Inversión Extranjera (Regulations to the Law to Promote Mexican Investment and to Regulate Foreign Investment). The Notary or Commercial Notary Public, before whom this permit is used, shall provide notice to the Ministry of Foreign Affairs within 90 business days from the authorization date of the corresponding Notarial Instrument. This is informed based on provisions of Articles 27, Section I, of the Federal Constitution of the
<Notarial Seal that reads:> <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
Mexican Republic, 15 of the Ley de Inversión Extranjera (Foreign Investment Law), and according to provisions of Article 28, Section V of the Ley Orgánica de la Administración Pública Federal (Organic Law of the Federal Public Administration). This permit shall expire if the same is not used within 90 days after the date of issuance, and this permit is granted without prejudice to provisions of article 91 of the Ley de Fomento y Protección de la Propiedad Industrial (Law of Promotion and Protection of Industrial Property). TLATELOLCO, MEXICO CITY, on this day June 19th, 1996.
EFFECTIVE SUFFRAGE, NO REELECTION. DIRECTOR OF PERMITS GRANTED UNDER PROVISIONS OF ARTICLE 27 OF THE FEDERAL CONSTITUTION. MS. CRISTINA ALCALA ROSETE.
Initials.- Date seal. — P.A-1.”
     IN VIEW OF THE FOREGOING, the appearing parties grant the following:
BY-LAWS
ARTICLE ONE
ORGANIZATION
     FIRST.- The corporation is a sociedad anónima de capital variable (a business corporation with variable capital stock) to be governed under these by-laws and as for anything not provided for herein, the provisions of the Ley General de Sociedades Mercantiles (General Law of Business Corporation) shall apply.
ARTICLE TWO
NAME, CORPORATE PURPOSE, ADDRESS AND DURATION
     SECOND.- The name of the corporation is “BIENES INDUSTRIALES DEL NORTE” to be always followed by the words “SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE” or by its abbreviation “S.A. DE C.V.”.
     THIRD.- The purpose of the Corporation shall be as follows:
     a) To build, rebuild, acquire, utilize, administer, repair, improve, transform, dispose of, fraction, divide, subdivide, demolish, encumber, mortgage, lease, transfer and otherwise use, negotiate and invest in all kind of real estate property of any material and
<Notarial Seal that reads:> <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
type whatsoever, and in construction materials, raw material, products, tools, machinery and equipment related to the above mentioned activities.
     b) To manufacture, acquire, import, utilize, repair, transform, dispose of, encumber, lease, transfer, export and otherwise negotiate with all kind of raw materials, prepared products, and in general with all kind of personal and real estate property.
     c) To issue, acquire, encumber, lease or transfer through any title, all kind of shares, debentures or stock of all kind of industrial, trading, real-estate or service companies, and in general, all kind of securities or negotiable instruments of any individual or legal entity whether of Mexican nationality or foreigner within the Mexican Republic or abroad.
     d) To develop and promote the creation and development of all kind of industrial, trading negotiations or of domestic or foreign services and to participate in all kind of Mexican and foreign business corporations.
     e) To obtain and grant loans, execute, issue, accept and negotiate all kind of negotiable instruments, and even to negotiate with real-estate share certificates, and to grant guarantees, surety bonds and joint and several guarantees in favor not only of the corporation, but of third parties, including all kind of credit transactions within the Mexican Republic or abroad.
     f) To acquire, mortgage, lease or otherwise transfer through any title all kind of real estate property and rights on a specific property or personal rights derived from such real-estate property with any individual or legal entity whether of Mexican nationality or foreigner, within the Mexican Republic or abroad.
     g) To invest in all kind of housing complexes and condominiums by providing them with all utilities and to build all kind of real estate property, including tourism condominiums or vacation developments within and outside restriction zones at the border lines and coastal areas within the Mexican Republic and abroad, whether directly or through a trust agreement.
     h) To invest in the international market to place Mexican and foreign products and to act as agent, representative, commission agent or distributor of Mexican or foreign companies within the Mexican Republic or abroad.
<Notarial Seal that reads:> <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
     i) To provide, develop, exploit, negotiate, receive and exchange all kind of technical assistance.
     j) To grant and receive licenses, to acquire, transfer and in general, to utilize all kind of patents, inventions, utility models, industrial designs, trademarks, advertisement, trade names, copyrights and in general, all kind of industrial and intellectual property rights.
     k) To provide and receive all kind of technical, administrative and professional services in the country or abroad.
     l) To enter into and execute all kind of agreements and legal actions of civil, labor, commercial nature or otherwise, for the performance of its corporate purpose.
     FOURTH.- The corporate address of the corporation shall be located in the State of Tamaulipas, but the Meeting of Shareholders, the Managing Director or the Board of Directors of the Corporation may establish factories, warehouses, workshops, offices, agencies or branches of the corporation anywhere else within the Mexican Republic or abroad, and may determine different mailing addresses for the performance of certain actions and agreements, without constituting a change in the corporate address of the corporation.
     FIFTH.- The duration of the corporation shall be of NINETY NINE years counted from the execution date of the articles of incorporation of the corporation.
ARTICLE THREE
FOREIGN SHAREHOLDERS
     SIXTH.- The Corporation shall be organized under the laws of the United Mexican States. Any alien that, upon incorporation of the corporation or at any time thereafter acquires any shares of stock or partnership interest therein, formally agrees before the Ministry of Foreign Affairs to be deemed as a Mexican national with regards to any shares or interests he/she may acquire or hold, and regarding the goods, rights, concessions, equity stock or interests held by the corporation, or related to the rights and obligations derived from any agreements entered into by and between the corporation and the Mexican governmental agencies, it being further understood that such alien agrees not to invoke the protection of his or her government, under penalty of forfeiting such shares or interests to the Mexican Republic.
<Notarial Seal that reads:> <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
ARTICLE FOUR
CAPITAL STOCK, SHARES AND SHAREHOLDERS
     SEVENTH.- The capital stock of the corporation is of variable nature and shall be subject to the following provisions:
     a) The fixed or minimum capital stock of the corporation with no withdrawal option is in the amount of FIFTY THOUSAND PESOS, MEXICAN CURRENCY to be divided into FIFTY nominal COMMON SHARES, and with a par value of ONE THOUSAND PESOS, MEXICAN CURRENCY each. Such capital stock has been fully subscribed and paid in.
     b) The variable portion of the capital stock is unlimited and shall also be represented by nominal common shares with a par value of ONE THOUSAND PESOS, MEXICAN CURRENCY each.
     c) Share certificates or provisional share certificates shall indicate at the obverse whether they represent shares of the minimum or fixed portion of capital stock with no withdrawal option, or if they represent shares of the variable portion of the capital stock.
     EIGHTH.- The shares representing the minimum or fixed and variable portions of capital stock of the corporation shall be subject to the following rules:
     a) All shares, whether they represent the fixed portion or the variable portion of capital stock shall have the same rights and obligations and shall confer the holders thereof the same rights.
     b) Each share may only be represented by one person and confers the right to one vote at any ordinary, extraordinary or special meeting of shareholders.
     c) The shares issued but not yet subscribed and cancelled shares shall be kept under the custody of the person appointed by the managing director, all directors duly appointed and acting or by at least eighty one percent of the holders of shares of capital stock.
     d) Any shares that are paid in kind shall be held in deposit by the corporation under the custody of the person appointed by managing director, all directors duly
<Notarial Seal that reads:> <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
appointed and acting or by at least eighty one percent of the holders of shares of capital stock for a two-year period.
     e) Shares representing the fixed or minimum portion of capital stock may only be issued or withdrew through resolution adopted at an extraordinary meeting of shareholders.
     f) The shares representing the variable portion of capital stock that are issued and paid in with new contributions whether in cash or in kind, or issued and paid in through profit capitalization shall be issued or redeemed by increasing or reducing the capital stock, through resolution of the managing director, all directors duly appointed and acting or by at least eighty one percent of the holders of shares of capital stock at an ordinary meeting of shareholders.
     g) If shares of capital stock are to be withdrawn, such withdrawal shall be made without affecting the minimum capital stock.
     h) No new shares can be issued unless any previously issued shares are paid in full.
     i) Any resolution adopted to redeem shares of the variable portion of capital stock through reimbursement to shareholders shall be preformed, in any event, regarding any released shares. Such resolution shall not be valid unless notice is given to the statutory auditor and upon written notice of the latter to the shareholders to be delivered one month in advance.
     j) If the value of any redeemed shares is not received by the holders thereof within three years after the date of the notice referred to in paragraph i) above, such right shall be forfeited to the corporation.
     k) For the amortization of shares with distributable profit, the provisions of article one hundred thirty six of the General Law of Business Corporations shall apply and such amortization shall be resolved by the managing director, all directors duly appointed and acting or by at least eighty one percent of the holders of shares of capital stock at ordinary meeting of shareholders.
     l) Holders of shares of the variable portion of capital stock may not request the reduction of the variable portion of capital stock of the corporation through withdrawal
<Notarial Seal that reads:> <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
of all their contribution, unless previously resolved by at least eighty one percent of the holders of shares of capital stock at ordinary meeting of shareholders.
ARTICLE FIVE
SHARES CERTIFICATES AND
REGISTRY OF SHARES
     NINTH.- Provisional certificates and share certificates shall bear a consecutive number and shall contain all information required under provisions of articles one hundred eleven, one hundred twenty five, one hundred twenty seven and relative articles of the General Law of Business Corporations and shall bear the signature of two acting directors or of the managing director, as the case may be. Share certificates shall be attached with nominal coupons.
     TENTH.- All share certificates can represent one or more shares and any shareholder may request the managing director or the board of directors, as the case may be, to exchange any previously issued certificate on behalf of such shareholder for one or more new certificates covering his/her shares, provided that the total number of shares represented by such new certificate is the same total number of shares represented by the so substituted certificates. The cost of any exchange of certificates requested by any shareholder shall be at the expense of such shareholder.
     ELEVENTH.- In the event of loss, theft, embezzlement or destruction of any provisional or share certificate, the restitution thereof shall be subject to the provisions of chapter one, first title of the General Law of Negotiable Instruments and Credit Operations. Any duplicate of share certificates shall indicate that they are duplicates and that the corresponding original certificates are null and void.
     Any expenses derived from the restitution of such certificates or share certificates shall be at the sole expense of the holder of the restituted certificate.
     TWELFTH.- The corporation shall keep a record in the Book of Shares under the terms of articles one hundred twenty eight and two hundred nineteen of the General Law of Business Corporations, which shall evidence any and all transfers of nominal shares, as well as the name, address and nationality of the holders of shares, number of shares owned and whether such shares have been paid in full or in part, any payments and transfers of shares. This record shall be kept by the managing director or by the secretary
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
of the corporation unless otherwise determined by the board of directors by majority vote appointing another person to keep such book. Any transfer of shares shall be effective before the corporation from the date on which such transfer is recorded in the Book of Shares of the corporation.
     Any entries related to the registration of the company, foreign shareholders and of the share certificates or sock they own before the National Registry of Foreign Investments shall also be contained in the Book of Shares.
     All records of ownership and transfer contained in the Book of Shares shall be signed at the bottom by the managing director or by two acting directors.
ARTICLE SIX
PREEMPTIVE RIGHTS OF SHAREHOLDERS
     THIRTEENTH.- In the event of increase of capital stock, shareholders shall be entitled to the preemptive right to subscribe the shares issued in proportion to the shares they own.
ARTICLE SEVEN
MEETING OF SHAREHOLDERS
     FOURTEENTH.- The meeting of shareholders is the main administrative body of the corporation and any resolutions adopted thereat shall be binding for all shareholders, even for the absent and dissenting ones. In any event, absent or dissenting shareholders shall be entitled to all rights conferred upon them under provisions of articles two hundred one, two hundred six and relative articles of the General Law of Business Corporations.
     FIFTEENTH.- The meetings of shareholders may be ordinary and extraordinary, according to the following:
     a) Ordinary meetings of shareholders are to be held to transact the businesses related to the matters referred to in article one hundred eighty one of the General Law of Business Corporations and those matters included in the Agenda which are not to be transacted at any extraordinary meeting.
     b) Extraordinary meetings of shareholders are to be held to transact the businesses referred to in article one hundred eighty two of the above cited Law, i.e., the following:
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
     1. The extension of the duration of the corporation.
     2. The early dissolution of the corporation.
     3. Any increase or reduction of the fixed or minimum portion of capital stock.
     4. Changes in the corporate purpose of the corporation.
     5. Change of nationality of the corporation.
     6. Transformation of the corporation.
     7. Merger with another corporation.
     8. Issuance of preemptive shares.
     9. Amortization of the shares owned by the corporation and issuance of shares with enjoyment rights.
     10. Issuance of debentures.
     11. Any other modification to the by-laws of the corporation.
     c) All meetings shall be held at the address of the corporation.
     d) The meetings shall be called by any of the acting or alternate directors, except as otherwise determined according to the terms of articles one hundred sixty eight, one hundred eighty four, and one hundred eighty five of the General Law of Business Corporations.
     e) The notice of any meeting shall be published in the official gazette or in any other major circulation newspaper in the state where the address of the Corporation is located at, within fifteen calendar days before the date on which the meeting is to be held.
     Likewise, acknowledgement of receipt of such notice of meeting shall be delivered to the shareholders of the corporation at the address determined by them for such purposes in the Book of Shares, or via fax transmission to the fax number determined in writing by each shareholder for such purposes.
     If all shares are represented at the time of voting, no publication of the notice of meeting neither the delivery of the acknowledgement of receipt, nor the fax transmission shall be required.
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Carlos A. Durán Loera
Notary Public
     f) The managing director or the chairman of the board of directors shall preside the meeting, or any other individual appointed by majority vote of the shareholders present thereat, and the secretary of the meeting shall be the secretary of the board of directors or any other person appointed by the chairman of the meeting.
     g) Unless otherwise set forth in a court order, the corporation shall only acknowledge as shareholders to the individuals or legal entities whose names are recorded in the Book of Shares and shall be sufficient to allow the attendance of such individuals to the meeting, upon prior identification.
     h) Before the meeting is called to order, the person presiding it shall appoint one or more examiners who shall count the number of persons attending the meeting, the number of shares represented by them and the number of votes that each person is entitled to cast.
     i) Shareholders may be represented at the meetings by a person that has been appointed as attorney-in-fact in writing. Statutory auditors, the managing director or directors, as the case may be, may not act as attorneys-in-fact.
     j) Quorum shall exist at ordinary meetings of shareholders if at least eighty one percent of the holders of shares of capital stock are present thereat. Any resolution adopted at any ordinary meeting duly convened shall be deemed as effective if at least fifty one percent of the holders of shares of capital stock invariably vote in favor.
     In the event of second or further notice of meetings, at ordinary meetings of shareholders, the attendance of at least fifty one percent of the holders of shares of capital stock shall be required to constitute quorum, and the favorable vote of at least fifty one percent of the holders of shares of capital stock shall be required to adopt valid resolutions.
     k) Except for the provisions of paragraph j) above, at the Ordinary Meetings of Shareholders the attendance of at least eighty one percent of the holders of shares of capital stock shall be required to constitute quorum, and the favorable vote of at least eighty one percent of the holders of capital stock shall be required to adopt valid resolutions, in the following events, provided that the following resolutions may also be adopted by the Board of Directors, subject to the rules referring to quorum as set forth for the above mentioned administrative body:
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Carlos A. Durán Loera
Notary Public
     1. The appointment of the person having the custody of shares issued but not subscribed and shares cancelled, under the terms of section eight, paragraph c).
     2. The appointment of the individual having the custody of shares paid in kind held in deposit by the corporation, under the terms of section eight, paragraph d).
     3. The issuance or redemption of shares of the variable portion of capital stock, under the terms of section eight, paragraph f).
     4. The amortization of shares with distributable profit, under the terms of section eight, paragraph k).
     5. The withdrawal of shares of the variable portion of capital stock, under the terms of section eight, paragraph l).
     6. The granting of the right that each shareholder or group of shareholders representing one third of the capital stock of the corporation on behalf of one third of the acting directors and their alternate directors, respectively, under the terms of clause nineteenth.
     7. The management of the corporation entrusted upon a managing director or a board of directors, for the purposes of the provisions of first paragraph of section twenty first.
     8. The early appointment of the board of directors, in the event of final absence of the managing directors, for the purposes of the second paragraph of section twenty first.
     9. The appointment of acting members of the board of directors, secretary and assistant secretary, except in the event of reelection of all officers mentioned before, for the purposes of the third paragraph of section twenty first.
     10. The appointment of members of executive committees, under the terms of section twenty second, part two, paragraph I.
     11. The appointment of attorneys-in-fact being authorized to appoint and/or revoke officers or employees of the corporation, under the terms of section twenty second, part two, paragraph a), subparagraph II.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
     12. The appointment of attorneys-in-fact being authorized to grant and/or revoke general and special powers of attorney, under the terms of section twenty second, part five, paragraph a), subparagraph III.
     13. The annulment, modification or revocation of resolutions adopted by the managing director or by majority vote of the board of directors, according to provisions of section twenty second, part two, paragraph a), subparagraph V, and paragraph b), subparagraph IV.
     14. The transfer of shares owned by other companies or of stock equity in other businesses, in which the corporation owns at least five percent of capital stock thereof, under the terms of section twenty second, part two, paragraph b), subparagraph I.
     15. The granting of guarantees, surety bonds or joint and several obligations in favor of third parties to secure obligations of corporations in which the corporation is a holder or major stock holder owning at least fifty percent, under the terms of section twenty second, part two, paragraph b), subparagraph II.
     16. The increase, reduction or even the elimination of the mandatory percentage of profit sharing set forth in section thirty fifth.
     17. Any other event in which the by-laws expressly set forth that special quorum is required at the time of voting.
     l) Quorum shall exist at extraordinary meetings of shareholders upon first or further notice, if at least eighty one percent of the holders of shares of capital stock are present thereat. Any resolution adopted at any Extraordinary Meeting shall be deemed as effective if at least eighty one percent of the holders of shares of capital stock invariably vote in favor.
     As an exception to the foregoing, in the event that the only items of the Agenda to be transacted are the extension of the duration of the corporation and/or the issuance of debentures, the attendance of at least fifty one percent of the holders of shares of capital stock shall be sufficient to constitute quorum at extraordinary meetings, and the favorable vote of at least fifty one percent of the holders of capital stock shall be required to adopt valid resolutions.
     m) If the ordinary or extraordinary meeting cannot be held on the date set forth to be held, a second and, as the case may be further notices shall be made expressly
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
indicating such circumstance, and the meeting shall resolve all matters listed in the Agenda, observing the provisions of the preceding paragraphs of this section as to anything related to notices, terms and quorum.
     n) Each share represents one vote and votes shall be by showing hands unless otherwise agreed by the majority of the attendants.
     o) The resolutions shall be final, except for the right to object referred to in article two hundred one of the General Law of Business Corporations.
     p) From all meetings the corresponding minutes shall be prepared and recorded in the corresponding Book of Minutes, and shall be signed by the chairman of the meeting and by the secretary, as well as by any and all statutory auditors and directors who attended the meeting and want to sign such minutes.
     q) Any resolutions adopted without a meeting by unanimous vote of shareholders representing all shares entitled to vote or the special category of shares in question, if any, for all legal purposes shall have the same effectiveness as if those resolutions were adopted at a general or special meeting of shareholders, respectively, upon confirmation in writing.
ARTICLE EIGHT
MANAGEMENT OF THE CORPORATION
     SIXTEENTH.- The business of the corporation shall be managed by a managing director who shall be an individual of Mexican nationality, or by a board of directors to be integrated mainly by Mexican citizens. Foreign investment participation in the administrative bodies of the corporation may not exceed the foreign participation in equity stock.
     SEVENTEENTH.- In the event a board of directors is appointed to manage the corporation, it shall be integrated by three acting members and their corresponding alternates.
     Any notice of meeting of the board of director shall be made by the chairman, the secretary or by any acting or alternate director, or by any of the statutory auditors of the corporation within ten days before the date fixed for the meeting, through written notice to
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Carlos A. Durán Loera
Notary Public
be delivered at the address determined by each director for such purposes, or transmitted via fax to the fax number appointed by each Director for such purposes.
     If all Directors attend the Meeting at the time of calling the meeting to order, the above mentioned written notice of the meeting or the fax transmission shall not be required.
     The notice of meeting shall include the agenda to be prepared by the chairman or by the secretary of the board or by the acting member or statutory auditor calling such meeting, by including in any event, the businesses to be transacted as proposed by the above mentioned individuals, before the notice of meeting is sent.
     Any resolutions adopted without a meeting of the board of directors by unanimous vote of its members, shall have for all legal purposes the same effectiveness as if such resolutions were adopted at a meeting of the board of directors, upon confirmation in writing.
     EIGHTEENTH.- The managing director, all appointed and acting members of the board or the ordinary meeting of shareholders with the favorable vote of at least eighty one percent of the holders of shares of capital stock, may resolve that each shareholder or group of shareholders is entitled to appoint one third of the acting directors and their corresponding alternates.
     Each acting director or his/her alternate shall be entitled to one vote. The remuneration paid to all directors, whether acting or alternate directors shall be the same. For such purposes, the annual general ordinary meeting of shareholders shall determine the remuneration payable to directors corresponding to the next period, and which shall be in full force and effect until a new resolution is adopted at the next ordinary meeting of shareholders.
     NINETEENTH.- The managing director or the members of the board of directors may be reelected and shall hold their offices for one year from the date of their appointment, but shall remain in office until a new appointment is made and the appointed persons accept their offices.
     Each acting director shall be entitled to appoint and remove his/her alternate, but the majority of acting directors shall be entitled to object such appointment or revocation.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
     The appointment, revocation and objection rights referred to in the preceding paragraph may be exercised without a meeting of the board, to the extent the following procedure is observed:
     The acting member pretending to make an appointment or revocation shall provide written notice to the secretary of the board of directors and to the other two acting directors; such notice can be transmitted via fax to the fax number determined by each director or such purposes.
     If the other two acting directors receive the above mentioned notice, they shall inform their objection to the appointment of the alternate director or directors within five business days counted from one day after the date of receipt of the corresponding notice, including transmission via fax, and consequently the appointment or revocation shall be objected.
     Such objection shall be informed in writing, even via fax to the director who intended to make the appointment, and to the secretary of the board of directors, within the above mentioned period of time. Once such period of time has elapsed without notice of rejection made by the two acting directors, the appointment shall be in full force and affect according to law.
     Each alternate director may only substitute the acting director who appointed him/her, provided that any substitution of directors shall be to substitute the person but not his/her title.
     In the event of waiver, disability, death or any other absence of the acting director, the alternate director shall supply him. In the event of waiver, disability, death or final absence of the acting director, the alternate director shall automatically become an acting director without need of any other formality whatsoever.
     In the event of waiver, disability or any other absence of both the acting director and the alternate director, or of the statutory auditors appointed by each shareholder or group of shareholders, the individuals who in their opinion are the best candidates to substitute the missing directors representing such shareholder or group of shareholders and who has been appointed by them, shall be temporarily appointed; such appointment shall be effective until the final appointment is made at the general ordinary meeting of shareholders.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
     The appointment of one or more directors made by the statutory auditors shall become in full force and effect through simple letter delivered indistinctively to the chairman or to the secretary of the board of directors, and such notice can be delivered via fax to the fax number that the chairman and secretary of the board have determined for such purposes.
     During the period between the absence of the acting director and his/her alternate and the date of the provisional appointment of the missing director made by the statutory auditor, the remaining directors shall be in charge of the management of the corporation if statutory quorum exists.
     TWENTIETH.- Quorum for a meeting of the board of directors shall exist upon first notice, if all acting directors are present thereat.
     Quorum for a meeting of the board of directors shall exist upon second or further notice if the majority of all acting directors are present thereat.
     In the absence of the chairman, the directors shall appoint by majority vote the person who shall preside the meeting.
     From all meetings of the board of directors, the corresponding minutes shall be prepared to be recorded in the corresponding Book of Minutes, and shall be signed by the chairman of the meeting, the secretary and by any and all statutory auditors, as well as by all directors who attended the meeting and want to sign the minutes.
     For the purposes of a second notice of meeting, if no quorum exists upon first notice, a second notice of meeting shall be automatically made, to be held on the next business day, at the same time mentioned in the first notice and exactly on the same place, to transact the same agenda and without need of any further notice.
     This second notice method shall be contained in the first notice of meeting.
     Once the meeting of the board of directors is called to order, any resolutions adopted thereat shall be valid through the favorable vote of majority of the appointed and acting directors, except as provided in the next paragraph. The chairman shall not have the casting vote.
     TWENTY FIRST.- The managing director, all appointed and acting directors or the ordinary meeting of shareholders, through favorable vote of at least eighty one percent of
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
the holders of capital stock shall resolve whether the corporation shall be managed by a managing director or by a board of directors.
     If the corporation is to be managed by a managing director, in the event of waiver, disability, revocation, death or any other final absence of the managing director, a board of directors shall immediately and automatically shall be created without need of any other formality, which has been previously appointed by the managing director or by the general ordinary meeting of shareholders, through favorable vote of at least eighty one percent of the holders of shares of capital stock.
     If a board of directors is appointed, the favorable vote of at least eighty one percent of the holders of shares of capital stock shall be required to appoint acting directors, secretary and assistant secretary, except in the event of reelection of all acting members of the board, secretary and assistant secretary, in which case only the vote of at least fifty one percent of the holders of shares of capital stock shall be required.
     If a board of director is appointed, the ordinary meeting of shareholders or the meeting of the board of directors shall appoint from its members a chairman.
     Likewise, a secretary shall be appointed who do not need to be director or shareholder. If the secretary is not a director he/she shall be entitled to be heard but not to vote. The remaining directors shall be appointed as vice presidents.
     The ordinary meeting of shareholders or the meeting of the board of directors may appoint an assistant secretary, who do not need to be director or shareholder and shall be entitled to be heard but not to vote, in order to assist the secretary of the board and to prepare the minutes of the meetings of the board and of shareholders.
     TWENTY SECOND.- The managing director, if any, or the board of directors shall have the most ample powers to perform the corporate purpose of the corporation and to direct and manage the businesses of the corporation, according to the following powers and which are subject to the limitation set forth in the second part of this section.
     PART ONE.- POWERS
     a) General power of attorney for lawsuits and collections, including all general and special powers that must be expressly set forth according to Law, under the terms of first paragraph of article two thousand five hundred fifty four of the Civil Code of the
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Carlos A. Durán Loera
Notary Public
Federal District, and relative articles of the Civil Codes of the States of the Mexican Republic.
This power of attorney includes the following authority, without limitation:
     I. To submit and withdraw from litigation, including the “amparo” lawsuit.
     II. To settle.
     III. To submit to arbitration.
     IV. To make and answer interrogatories.
     V. To challenge.
     VI. To receive payments.
     VII. To file criminal complaints and charges in criminal matters and withdraw from them if permitted for by the Law.
     VIII. To assist the Attorney General’s Office to demand restitution in tort.
     The power of attorney referred to in the preceding paragraph shall be exercised before private entities and before all kind of administrative or judicial authorities, whether of federal, state, municipal or criminal nature, and before the Conciliation and Arbitration Boards, whether local or federal and before all labor authorities.
     b) General power of attorney for acts of administration, under the terms of second paragraph of the above cited article two thousand five hundred fifty four of the Civil Code.
     c) General power of attorney for acts of domain, under the terms of third paragraph of the above mentioned article of the Civil Code.
     d) Power of attorney to issue and execute negotiable instruments, under the terms of article ninth of the General Law of Negotiable Instruments and Credit Operations.
     e) To appoint and/or revoke the chief executive officer, executive officers, deputy executive officers, managers, deputy managers, agents, officers or employees of the corporation.
     f) To grant and/or revoke general and special powers of attorney.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
     In the agreements to be entered into with the chief executive officer, executive officers, deputy executive officers, managers, deputy managers, agents, officers or employees of the corporation, as well as in the powers of attorney granted, the express prohibition to assign the assets of the corporation shall be included.
     PART TWO: QUORUM FOR THE EXERCISE OF CERTAIN POWERS.
     a) The favorable vote of majority of the appointed and acting members of the Board of Directors, or the favorable vote of at least eighty one percent of the holders of shares of capital stock met at an ordinary meeting of shareholders shall be required in the following events:
     I. The appointment of an executive committee or several committees to be integrated by directors or not, which may only be created with the purpose to specifically assess management issues of the corporation and to recommend solutions to the board or to the meeting of shareholders.
     II. The appointment of attorneys-in-fact having the power to appoint and/or revoke the chief executive officer, executive officers, deputy executive officers, managers, deputy managers, agents, officers or employees of the corporation.
     III. The appointment of attorneys-in-fact having the power to grant and/or revoke general and special powers of attorney.
     IV. To delegate powers in favor of one or more directors acting whether jointly or severally.
     V. To void, modify or revoke the resolutions adopted by the managing director or through favorable vote of the majority of members of the board of directors, or even resolutions adopted through favorable vote of all appointed and acting directors, except for the matters referred to in paragraphs 1 to 9, 13 (as to anything regarding subparagraph b) of this part two) and 14 to 19 of paragraph k) of section fifteen of these by-laws.
     b) Favorable vote of all appointed and acting members of the board of directors, or favorable vote of at least eighty one percent of the holders of shares of capital stock met at an ordinary meeting of shareholders shall be required in the following events:
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Carlos A. Durán Loera
Notary Public
     I. To transfer securities consisting in shares of other companies or stock interests in other kind of businesses in which the corporation holds at least five percent of capital stock thereof, except in the event of shares that are publicly traded.
     II. To grant guarantees, surety bonds or joint and several obligations in favor of third parties, to secure obligations of individuals and/or legal entities other than those in which the corporation holds at least fifty percent of shares of capital stock.
     III. To void, modify or revoke the resolutions adopted by the favorable vote of all appointed and acting members of the board of directors, provided that such resolution is related to the matters referred to in paragraphs 1 to 9, 13 (as to anything regarding subparagraph b) of this part two) and 14 to 19 of paragraph k) of section fifteen of these by-laws.
ARTICLE NINE
SURVEILLANCE OF THE CORPORATION
     TWENTY THIRD.- The surveillance of the transactions of the Corporation shall be entrusted upon one or more statutory auditors, who do not need to be shareholders and shall hold their offices for one year after the date of their appointment, but shall continue in office until a new appointment is made and their substitutes accept such appointment,
     If upon appointment of an acting statutory auditor, any minority or minorities exist at any meeting of shareholders, representing at least twenty percent of shares of capital stock each minority shall be entitled to appoint another acting statutory auditor.
     The shareholder or group of shareholders that has appointed one or more statutory auditors shall be entitled to revoke such appointments at any ordinary meeting and to call such meeting in order to make the corresponding appointment or revocation. If the meeting of shareholders cannot be held due to lack of statutory quorum, the meeting of shareholders may be validly held after second notice, notwithstanding the number of shareholders who attend such meeting, with the exclusive purpose to make the appointment or revocation of the corresponding statutory auditor.
     One or more alternate statutory auditors may be appointed to substitute their corresponding acting officers, in the event of temporary or final absence, and the order of appointment shall be the same order in which the acting statutory auditors were elected.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
ARTICLE TEN
FISCAL YEAR, FINANCIAL STATEMENTS, LOSSES AND PROFIT DISTRIBUTION,
RESERVES AND LIMITED LIABILITY
     TWENTY FOURTH.- The fiscal year of the corporation shall be consistent with the calendar year. The financial report shall be prepared at the end of each year, to be concluded within the first three months after the closing date of each fiscal year and shall be made available to statutory auditors and shareholders, within no more than fifteen calendar days before the date on which the meeting of shareholders that shall resolve on such report is to be held.
     During each fiscal year the managing director or the board of directors may resolve once or more times, as they may deem convenient, to prepare extraordinary inventories and financial reports.
     TWENTY FIFTH.- After deducting general expenses, which include, if any, payment of remuneration to the managing director or to the directors and statutory auditors, any profit earned before deducting the amounts necessary for amortization, depreciation and penalties, as well as income tax and other fiscally acceptable deductions, shall be applied as follows:
     a).- At least five percent shall be segregated to create the legal reserve fund, until it reaches at least twenty percent of capital stock.
     b).- The remaining amount shall be distributed as dividends payable in cash among shareholders, in the amount equivalent to eighty one percent of the profits reported in the statement of results of this corporation, as prepared by the external auditors of the corporation.
     Dividends shall be paid to foreign shareholders, only provided that they are duly recorded before the National Registry of Foreign Investments and upon evidence submitted to the corporation.
     No dividends shall be distributed but until after the balance sheet effectively reports profits.
     TWENTY SIXTH.- The founders of the corporation reserve no special profit sharing right whatsoever.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
     TWENTY SEVENTH.- The shareholders shall be responsible to pay the shares they hold only; therefore they assume no responsibility whatsoever for the losses exceeding their contribution.
ARTICLE ELEVEN
DISSOLUTION AND LIQUIDATION OF THE CORPORATION
     TWENTY EIGHTH.- The corporation shall be dissolved in the events set forth in article two hundred twenty nine of the General Law of Business Corporations.
     TWENTY NINTH.- The liquidation of the corporation shall be subject to the provisions of chapter eleventh of the General Law of Business Corporation.
     THIRTIETH.- While the appointment of liquidators is not recorded before the Public Registry of Commerce and they have not accepted their appointment, the managing director or the directors shall continue performing their duties but they may not initiate new transactions after the date the dissolution resolution is adopted or once the reasonable cause of the dissolution has been evidenced.
     THIRTY FIRST.- During the liquidation of the corporation liquidators shall have the same powers and obligations as those corresponding to the managing director or to the board of directors, and the statutory auditor(s) shall have the same representation powers they are conferred upon with during the normal course of business of the corporation.
TRANSITORY CLAUSES
     FIRST.- The fixed minimum portion of capital stock without right of withdrawal, it means the amount of FIFTY THOUSAND PESOS, MEXICAN CURRENCY, shall be subscribed and paid in full as follows:

INDUSTRIAS CLAZAGO, SOCIEDAD ANONIMA DE CAPITAL VARIABLE subscribes FORTY NINE Shares with a par value of FORTY NINE THOUSAND PESOS, MEXICAN CURRENCY	49	$49,000.00
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public

ADMINISTRACIONES CLAZAGO, SOCIEDAD ANONIMA DE CAPITAL VARIABLE subscribes ONE Share with a par value of ONE THOUSAND PESOS, MEXICAN CURRENCY	1	$1,000.00

TOTAL: FIFTY SHARES with a total par value of FIFTY THOUSAND PESOS, MEXICAN CURRENCY	50	$50,000.00
     SECOND.- Grantors, acting at the first General Meeting of Shareholders, in exercise of the right granted upon them by Law and under these By-Laws, agree that the management of the corporation is entrusted upon a MANAGING DIRECTOR, and for such purposes, they appoint Mr. CLAUDIO ZAPATA GOMEZ to act as such, who is granted with the powers referred to in part One of the by-laws of the corporation.
     In the vent of waiver, disability, revocation, death or any other final absence of the managing director, a BOARD OF DIRECTORS shall be immediately and automatically integrated, without need of any further formality; the board of directors shall be integrated by the individuals mentioned below, and each acting director shall have an alternate director whose name appears next to the acting director; a secretary shall also be appointed who shall not be deemed as a director and may be heard but may not vote at the meetings of shareholders and of the board of directors to which such secretary is called:

ACTING DIRECTORS	ALTERNATE DIRECTORS
RICARDO LIAÑO CUENCA	ROBERTO LIAÑO CUENCA
CLAUDIO ZAPATA BAKAS	WILFRIDO J. CASTILLO SANCHEZ MEJORADA
HERNAN ZAPATA AKINCILAR	JORGE EDGAR LORENZANA MENDOZA

SECRETARY Mr. CLAUDIO ZAPATA BAKAS
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Carlos A. Durán Loera
Notary Public
     THIRD.- The Statutory Auditor of the corporation shall be Ms. RAQUEL MORALES MONTERO.
     FOURTH.- Mr. CLAUDIO ZAPATA GOMEZ, acting in his capacity as MANAGING DIRECTOR hereby certifies that he has received the amount of FIFTY THOUSAND PESOS MEXICAN CURRENCY, which is available to the corporation and represents the amount of the subscribed and paid capital stock of the corporation.
     FIFTH.- According to provisions of the second paragraph of article ninety four of the Ley del Notariado (Notarial Law) for the Federal District in force, the appearing party states that since it is for the best of his interests, the first notarized certified copy of this instrument shall be recorded before the Public Registry of Commerce of the corporate address of the corporation, on behalf of “BIENES INDUSTRIALES DEL NORTE”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, consequently releasing the undersigned Notary Public from such liability.
LEGAL CAPACITY
     Messrs. CLAUDIO ZAPATA BAKAS, RICARDO TRAVIS ARIAS PURON and MIGUEL ANGEL GUZMAN BAUTISTA have evidenced the capacity under which they appear before the undersigned, expressly stating under oath that such capacity has not been revoked, suspended or limited in any manner whatsoever, and have evidenced the due standing and legal capacity of their principal, by means of certified copies issued by the undersigned Notary Public which are attached hereto as schedules “C” and “D”.
PERSONAL DATA
     The appearing parties have expressly stated under oath, to be: Mexican citizens by birth.
     Mr. CLAUDIO ZAPATA BAKAS was born in Mexico City, Federal District on November twenty seven, nineteen fifty eight, he is married, Industrialist and his address is Sierra Vertientes number three hundred seventy, Colonia Lomas de Chapultepec, in this City.
     Mr. RICARDO TRAVIS ARIAS PURON was born in Mexico City, Federal District on December twenty four, nineteen fifty seven, he is married, Attorney at law, and his address is the same as the one mentioned before.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
     Mr. MIGUEL ANGEL GUZMAN BAUTISTA was born in Mexico City, Federal District on July first, nineteen fifty, he is married, Public Accountant, and his address is the same as the one mentioned before.
     I THE NOTARY PUBLIC HEREBY CERTIFY:
     I.- That the appearing parties are personally known to me and that in my opinion they have full capacity to enter into this deed.
     II.- That any references and transcriptions made herein are truly consistent with the original documents, to which I have referred and have seen.
     III.- That I have read this instrument before the appearing parties and have explained them the value and legal scope of the contents hereof, and who stated their conformity hereof by signing this instrument on the date of issuance.
     SIGNATURES: CLAUDIO ZAPATA BAKAS — RICARDO TRAVIS ARIAS PURON — MIGUEL ANGLE GUZMAN BAUTISTA — Initials.
     BEFORE ME, CARLOS ALEJANDRO DURAN LOERA — Initials. Authorizing seal “CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT —MEXICAN REPUBLIC.”
     FINALLY AUTHORIZED IN MEXICO CITY, FEDERAL DISTRICT, ON JUNE TWENTY SEVEN, NINETEEN NINETY SIX.
     CARLOS ALEJANDRO DURAN LOERA — Initials. Authorizing seal “CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT —MEXICAN REPUBLIC.”
ADDITIONAL NOTES
     NOTE 1st.- ON JUNE 26, 1996, ONE CERTIFIED COPY OF THIS INSTRUMENT CONTAINED IN 17 PAGES WAS ISSUED IN FAVOR OF BIENES INDUSTRIALES DEL NORTE, S.A. DE C.V., ACTING AS INTERESTED PARTY. I ATTEST.
     CARLOS ALEJANDRO DURAN LOERA — Initials.
     NOTE 2nd.- ON JUNE 27, 1996, I DELIVERED THE MINISTRY OF FOREIGN AFFAIRS THE CORRESPONDING NOTICE IN COMPLIANCE WITH PROVISIONS OF ARTICLE 31, 3rd PARAGRAPH AND ARTICLE 32, SECTION II, 4th PARAGRAPH OF THE
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
REGULATIONS TO THE LAW TO PROMOTE MEXICAN INVESTMENT AND TO REGULATE FOREIGN INVESTMENT, WHICH DOCUMENT IS ATTACHED HERETO AS SCHEDULE “D”. I ATTEST.
     CARLOS ALEJANDRO DURAN LOERA — Initials.
     NOTE 3rd.- MEXICO CITY, FEDERAL DISTRICT, ON JULY 3, 1996, ON THIS DATE AN OFFICIAL COMMUNICATION WAS SHOWN TO ME REQUESTING THE REGISTRATION OF THE CORPORATION ORGANIZED BY MEANS OF THIS INSTRUMENT, WHICH WAS FILED BEFORE THE FEDERAL OFFICE OF TREASURY AND PUBLIC CREDIT. A COPY OF SUCH REQUEST IS ATTACHED HERETO AS SCHEDULE “E”. I ATTEST.
     CARLOS ALEJANDRO DURAN LOERA — Initials.
TRANSCRIPTION OF SCHEDULES TO THIS INSTRUMENT
     THE DOCUMENTS ATTACHED HERETO AS SCHEDULES “B” AND “C” ARE HEREINAFTER TRANSCRIBED IN FULL:
     CAPACITY OF THE REPRESENTATIVE OF “INDUSTRIAS CLAZAGO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE.
     I, CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC NUMBER ELEVEN IN AND FOR MEXICO CITY, FEDERAL DISTRICT, HEREBY CERTIFIES: That in order to evidence his capacity as representative of “INDUSTRIAS CLAZAGO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, Mr. CLAUDIO ZAPATA BAKAS submitted before me the following documentation:
     a).- Notarized certified copy of notarial instrument number seven thousand seven hundred ten, dated October twenty nine, nineteen ninety, granted before Ana de Jesús Jiménez Montañez, Esq., Notary Public number one hundred forty six in and for this city, a first notarized copy of which was recorded before the Public Registry of Commerce of this city under Commercial Folio number one hundred forty thousand five hundred two, dated April thirty, nineteen ninety one, by means of which it is certified, upon having obtained the permit from the Ministry of Foreign Affairs, the organization of a Sociedad Anónima de Capital Variable (a business corporation) under the name of “INDUSTRIAS CLAZAGO”, having its address in Mexico City, Federal District, a duration of NINETY NINE YEARS, including a foreigners admission clause, and with a capital stock of ONE MILLION
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
PESOS, MEXICAN CURRENCY; the corresponding portion of the above mentioned document is hereinafter transcribed:
“... NINETEENTH.- The Managing Director or the Board of Directors shall have the most ample powers to comply with the corporate purpose of the corporation and to direct and manage the Corporation, according to the following: POWERS:
a).- General power of attorney for lawsuits and collections, including all general and special powers that must be expressly set forth according to Law, under the terms of first paragraph of article two thousand five hundred fifty four of the Civil Code of the Federal District, and relative articles of the Civil Codes of the States of the Mexican Republic. This power of attorney includes the following authority, without limitation: I.- To submit and withdraw from litigation, including the “amparo” lawsuit. II.- To settle. III.- To submit to arbitration. IV.- To make and answer interrogatories. V.- To challenge. VI.- To receive payments. VII.- To file criminal complaints and charges in criminal matters and withdraw from them if permitted for by the Law. VIII.- To assist the Attorney General’s Office to demand restitution in tort. The power of attorney referred to in the preceding paragraph shall be exercised before private entities and before all kind of administrative or judicial authorities, whether of federal, state, municipal or criminal nature, and before the Conciliation and Arbitration Boards, whether local or federal and before all labor authorities.- b) General power of attorney for acts of administration, under the terms of second paragraph of the above cited article two thousand five hundred fifty four of the Civil Code... TRANSITORY CLAUSES.
     SECOND.- The appearing parties hereto, hereby agree the following:
     C.- To appoint Mr. CLAUDIO ZAPATA BAKAS as attorney-in-fact of the corporation, who shall be granted with the powers of attorney referred to in paragraphs a) and b) of clause nineteenth of these by-laws...”
     II.- Notarized certified copy of notarial instrument number nine thousand four hundred sixteen, dated October twenty five, nineteen ninety one, granted before the same Notary Public as the one mentioned before, a first notarized certified copy of which was recorded before the above mentioned Public Registry and commercial folio number; such instrument certifies the notarization of the General Extraordinary Meeting of Shareholders of “INDUSTRIAS CLAZAGO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, by virtue
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
of which the By-Laws of the corporation were restated; the corresponding portion of such instrument is hereinafter transcribed:
     “...BY-LAWS OF INDUSTRIAS CLAZAGO, SOCIEDAD ANONIMA DE CAPITAL VARIABLE. CLAUSES. ARTICLE TWO.- CORPORATE NAME, PURPOSE, ADDRESS AND DURATION... THIRD.- The purpose of the corporation shall be as follows: 1.- To promote the organization of all kind of civil and business corporations and to subscribe the capital stock thereof whether in full or in part, as well as to acquire, negotiate, take advantage of and dispose through any title, of the shares and stock of such corporations; to participate in any manner whatsoever in any already existing corporation; to carry out all kind of transactions with securities and real estate assets, and to enter into any actions and agreements of civil or commercial nature related thereto; to participate as incorporator or associate (sic) of companies or negotiations of any nature. 2.- To invest in all kind of real estate developments and condominiums by providing them with all kind of services and to build all kind of real estate property, including condominiums or tourism developments, inside and outside border restriction and seacoast areas of the Mexican Republic, whether directly or through a trust. 3.- To establish, organize or acquire all kind of corporations and commercial or industrial businesses, and in general, to carry out all actions and enter into any agreements permitted for by the Law, by granting any warranties or securities necessary to perform such transactions. 4.- To participate in the international market to offer domestic or foreign products. 5.- To provide all kind of technical and administrative services in the country or abroad and to receive such services. 6.- To purchase, sell and build all kind of works; to lease, exchange, commission, mortgage and trade in general with urban real estate property and to operate and install factories, workshops, warehouses and other businesses. 7.- To acquire, issue, subscribe, draw, accept and negotiate all kind of negotiable instruments, to subscribe and issue debentures; to grant surety bonds, guarantors and to secure all kind of credit transactions by any means within the Mexican Republic and abroad, and to request and grant surety bonds and insurances. 8.- To acquire, lease and otherwise negotiate with real estate property, machinery, vehicles and tools as may be necessary or convenient to comply with the corporate purposes. 9.- To request, record, acquire, dispose of and negotiate in any manner whatsoever with trademarks, trade names, patents, processes, inventions and with industrial property rights in general, and with copyrights. 10.- To act as agent, representative, commission agent or dealer in the Mexican Republic or abroad of
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
Mexican and foreign corporations. 11.- To obtain or grant loans, to accept, draw and issue all kind of civil and commercial documents, with or without security and to obtain all kind of guarantees to secure its own obligations or those of third parties. 12.- To enter into and execute any legal actions as the Corporation may deem convenient or appropriate, regarding the corporate purposes of the Corporation... ARTICLE EIGHT. MEETINGS OF SHAREHOLDERS... FIFTEENTH.- The meeting of shareholders is the main body of the corporation, and its resolutions shall be mandatory for all shareholders even for absent or dissenting shareholders. In any event, absent or dissenting shareholders shall be entitled to the rights granted upon them under provisions of articles two hundred one, two hundred six and relative provisions of the General Law of Business Corporations. SIXTEENTH.- The meetings of shareholders may be ordinary and extraordinary, according to the following: a) Ordinary meetings of shareholders are to be held to transact the businesses related to the matters referred to in article one hundred eighty one of the General Law of Business Corporations and those matters included in the Agenda which are not to be transacted at any extraordinary meeting; b) Extraordinary meetings of shareholders are to be held to transact the businesses referred to in article one hundred eighty two of the above cited Law, i.e., the following: 1.- The extension of the duration of the corporation. 2.- The early dissolution of the corporation. 3.- Any increase or reduction of the fixed or minimum portion of capital stock. 4.- Changes in the corporate purpose of the corporation. 5.- Change of nationality of the corporation. 6.- Transformation of the corporation. 7.- Merger with another corporation. 8.- Issuance of preemptive shares. 9.- Amortization of the shares owned by the corporation and issuance of shares with enjoyment rights. 10.- Issuance of debentures. 11.- Any other modification to the by-laws of the corporation; c) All meetings shall be held at the address of the corporation; d) The meetings shall be called by either the managing director, the board of directors or by any statutory auditor, except as otherwise determined under provisions of articles one hundred sixty eight, one hundred eighty four, and one hundred eighty five of the General Law of Business Corporations; e) The notice of any meeting shall be published in the official gazette or in any other major circulation newspaper in the state where the address of the Corporation is located at, within fifteen calendar days before the date on which the meeting is to be held. Likewise, acknowledgement of receipt of such notice of meeting shall be delivered to the shareholders of the corporation at the address determined by them for such purposes in the Book of Shares. If any shareholder refuses to receive or to acknowledge receipt of the
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
notice of meeting, such holder shall be notified by a notary public. If all shares are represented at the time the meeting is called to order, no publication of the notice of meeting neither the delivery of the acknowledgement of receipt shall be required; f) The managing director or the chairman of the board of directors shall preside the meeting, and the secretary of the meeting shall be the secretary of the board of directors or any other individual appointed by majority vote. In the absence of the managing director or of the chairman of the board of directors, the chairman and secretary of the meeting shall be appointed by majority vote of those shareholders present thereat; g) Unless otherwise set forth in a court order, the corporation shall only acknowledge as shareholders to the individuals or legal entities whose names are recorded in the Book of Shares and such registration shall be sufficient to allow the attendance of such individuals to the meeting, upon prior identification; h) Before the meeting is called to order, the person presiding it shall appoint one examiner who shall count the number of persons attending the meeting, the number of shares represented by them and the number of votes that each person is entitled to cast; i) The shareholders may be represented at the meetings by a person that has been appointed as attorney-in-fact in writing. The managing director or the directors, managers and statutory auditors may not act as attorneys-in-fact.; j) Any Ordinary Meeting shall be deemed as legally held after first notice if the eighty one percent of capital stock is represented thereat. In order to adopt valid resolutions at any ordinary meeting duly convened, the favorable vote of fifty one percent of capital stock shall be always required. In the event of second or further notice of meetings, at ordinary meetings of shareholders, the attendance of at least fifty one percent of the holders of shares of capital stock shall be sufficient to be deemed as duly convened, and the favorable vote of at least fifty one percent of the holders of shares of capital stock shall be required to adopt valid resolutions; k) Except for the provisions of paragraph j) above, at the Ordinary Meetings of Shareholders the attendance of at least 81% of the holders of shares of capital stock shall be required to be deemed as duly convened, and the favorable vote of at least 81% of the holders of capital stock shall be required to adopt valid resolutions, in order to increase or reduce the variable portion of capital stock; to increase, reduce or even cancellation of the mandatory profit sharing percentage, as set forth in section twenty seventh hereof; to withdraw shares of capital stock under the effects of paragraph l) of section eight, and in any other cases for which these by-laws expressly determine that special quorum is required for such purposes; l) Quorum shall exist at extraordinary meetings of
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
shareholders upon first or further notice, if at least eighty one percent of the holders of shares of capital stock are present thereat. Any resolution adopted at any Extraordinary Meeting shall be deemed as effective if at least eighty one percent of the holders of shares of capital stock invariably vote in favor. As an exception to the foregoing, in the event of any extension of the duration of the corporation and the issuance of debentures, the attendance of at least fifty one percent of the holders of shares of capital stock shall be sufficient to constitute quorum at extraordinary meetings, and the favorable vote of at least fifty one percent of the holders of capital stock shall be required to adopt valid resolutions; m) If the Meeting cannot be held on the date set forth to be held, a second and, as the case may be further notices shall be made expressly indicating such circumstance, and the meeting shall resolve all matters listed in the agenda, observing the provisions of paragraphs j), k) and l) hereof; n) Each share represents one vote and votes shall be by showing hands unless otherwise agreed by the majority of the attendants; o) The resolutions shall be final, except for the right to object referred to in article two hundred one of the General Law of Business Corporations; p) The Minutes of the Meetings shall be signed by the chairman and by the secretary of the meeting, as well as by any and all shareholders who are present thereat...”
     THE UNDERSIGNED NOTARY PUBLIC HEREBY CERTIFIES THAT BY MEANS OF THE NOTARIAL INSTRUMENT TRANSCRIBED BEFORE, THE DUE STANDING OF “ADMINISTRACIONES CLAZAGO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE HAS BEEN DULY EVIDENCED.
     LEGAL CAPACITY OF THE REPRESENTATIVE OF “ADMINISTRACIONES CLAZAGO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE.
     I, CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC NUMBER ELEVEN IN AND FOR MEXICO CITY, FEDERAL DISTRICT, HEREBY CERTIFIES: That in order to evidence his capacity as representative of “ADMINISTRACIONES CLAZAGO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, Messrs. RICARDO TRAVIS ARIAS PURON and MIGUEL ANGEL GUZMAN BAUTISTA submitted before me the following documentation:
     a).- Notarized certified copy of notarial instrument number seven thousand seven hundred eleven, dated October twenty nine, nineteen ninety, granted before Ana de Jesús Jiménez Montañez, Esq., Notary Public number one hundred forty six in and for this city, a
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
first notarized copy of which was recorded before the Public Registry of Commerce of this city under Commercial Folio number one hundred forty thousand five hundred three, dated April sixteen, nineteen ninety one, by means of which it is certified, upon having obtained the permit from the Ministry of Foreign Affairs, the organization of a Sociedad Anónima de Capital Variable (a business corporation) under the name of “ADMINISTRACIONES CLAZAGO”, having its address in Mexico City, Federal District, a duration of NINETY NINE YEARS, including a foreigners admission clause, and with a capital stock of ONE MILLION PESOS, MEXICAN CURRENCY.
     b).- Notarized certified copy of notarial instrument number nine thousand four hundred eighteen, dated October twenty five, nineteen ninety one, granted before the same Notary Public as the one mentioned before, a first notarized certified copy of which was recorded before the above mentioned Public Registry and commercial folio number, regarding the notarization of the Extraordinary Meeting of Shareholders of “ADMINISTRACIONES CLAZAGO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE; the corresponding portion of such instrument is hereinafter transcribed:
“...THIRD.- The purpose of the corporation shall be as follows: 1.- To promote the organization of all kind of civil and business corporations and to subscribe the capital stock thereof whether in full or in part, as well as to acquire, negotiate, take advantage of and dispose through any title, of the shares and stock of such corporations; to participate in any manner whatsoever in any already existing corporation; to carry out all kind of transactions with securities and real estate assets, and to enter into any actions and agreements of civil or commercial nature related thereto; to participate as incorporator or associate (sic) of companies or negotiations of any nature. 2.- To invest in all kind of real estate developments and condominiums by providing them with all kind of services and to build all kind of real estate property, including condominiums or tourism developments, inside and outside border restriction and seacoast areas of the Mexican Republic, whether directly or through a trust. 3.- To establish, organize or acquire all kind of corporations and commercial or industrial businesses, and in general, to carry out all actions and enter into any agreements permitted for by the Law, by granting any warranties or securities necessary to perform such transactions. 4.- To participate in the international market to offer domestic or foreign products. 5.- To provide all kind of technical and administrative services in the country or abroad and to receive such services. 6.- To purchase, sell and build all kind of works; to lease, exchange, commission, mortgage and trade in general
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
with urban real estate property and to operate and install factories, workshops, warehouses and other businesses. 7.- To acquire, issue, subscribe, draw, accept and negotiate all kind of negotiable instruments, to subscribe and issue debentures; to grant surety bonds, guarantors and to secure all kind of credit transactions by any means within the Mexican Republic and abroad, and to request and grant surety bonds and insurances. 8.- To acquire, lease and otherwise negotiate with real estate property, machinery, vehicles and tools as may be necessary or convenient to comply with the corporate purposes. 9.- To request, record, acquire, dispose of and negotiate in any manner whatsoever with trademarks, trade names, patents, processes, inventions and with industrial property rights in general, and with copyrights. 10.- To act as agent, representative, commission agent or dealer in the Mexican Republic or abroad of Mexican and foreign corporations. 11.- To obtain or grant loans, to accept, draw and issue all kind of civil and commercial documents, with or without security and to obtain all kind of guarantees to secure its own obligations or those of third parties. 12.- To enter into and execute any legal actions as the Corporation may deem convenient or appropriate, regarding the corporate purposes of the Corporation... ARTICLE EIGHT. MEETINGS OF SHAREHOLDERS... FIFTEENTH.- The Meeting of Shareholders is the main body of the Corporation, and its resolutions shall be mandatory for all shareholders even for absent or dissenting shareholders. In any event, absent or dissenting shareholders shall be entitled to the rights granted upon them under provisions of articles two hundred one, two hundred six and relative provisions of the General Law of Business Corporations. SIXTEENTH.- The Meetings of Shareholders may be Ordinary and Extraordinary, according to the following: a) Ordinary Meetings of Shareholders are to be held to transact the businesses related to the matters referred to in article one hundred eighty one of the General Law of Business Corporations and those matters included in the Agenda which are not to be transacted at any Extraordinary Meeting; b) Extraordinary Meetings of Shareholders are to be held to transact the businesses referred to in article one hundred eighty two of the above cited Law, i.e., the following: 1.- The extension of the duration of the corporation. 2.- The early dissolution of the corporation. 3.- Any increase or reduction of the fixed or minimum portion of capital stock. 4.- Changes in the corporate purpose of the corporation. 5.- Change of nationality of the corporation. 6.- Transformation of the corporation. 7.- Merger with another corporation. 8.- Issuance of preemptive shares. 9.- Amortization of the shares owned by the corporation and issuance of shares with enjoyment rights. 10.-
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
Issuance of debentures. 11.- Any other modification to the by-laws of the corporation; c) All meetings shall be held at the address of the corporation; d) The meetings shall be called by either the Managing Director, the Board of Directors or by any Director or Statutory Auditor, except as otherwise determined under provisions of articles one hundred sixty eight, one hundred eighty four, and one hundred eighty five of the General Law of Business Corporations; e) The notice of any meeting shall be published in the official gazette or in any other major circulation newspaper in the state where the address of the Corporation is located at, within fifteen calendar days before the date on which the meeting is to be held. Likewise, acknowledgement of receipt of such notice of meeting shall be delivered to the shareholders of the corporation at the address determined by them for such purposes in the Book of Shares. If any shareholder refuses to receive or to acknowledge receipt of the notice of meeting, such holder shall be notified by a notary public. If all shares are represented at the time the meeting is called to order, no publication of the notice of meeting neither the delivery of the acknowledgement of receipt shall be required; f) The Chairman of the Board of Directors or the Managing Director shall preside the meeting, and the Secretary of the meeting shall be the secretary of the board of directors or any other individual appointed by majority vote. In the absence of the Managing Director or of the Chairman of the Board of Directors, the Chairman and Secretary of the meeting shall be appointed by majority vote of those shareholders present thereat; g) Unless otherwise set forth in a court order, the Corporation shall only acknowledge as shareholders to the individuals or legal entities whose names are recorded in the Book of Shares and such registration shall be sufficient to allow the attendance of such individuals to the meeting, upon prior identification; h) Before the meeting is called to order, the person presiding it shall appoint one examiner who shall count the number of persons attending the Meeting, the number of shares represented by them and the number of votes that each person is entitled to cast; i) The shareholders may be represented at the Meetings by a person that has been appointed as attorney-in-fact in writing. The Managing Director or the Directors, Managers and Statutory Auditors may not act as attorneys-in-fact.; j) Any Ordinary Meeting shall be deemed as legally held after first notice if the eighty one percent of capital stock is represented thereat. In order to adopt valid resolutions at any ordinary meeting duly convened, the favorable vote of fifty one percent of capital stock shall be always required. In the event of second or further notice of meetings, at ordinary meetings of shareholders, the attendance of at least fifty
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
one percent of the holders of shares of capital stock shall be sufficient to be deemed as duly convened, and the favorable vote of at least fifty one percent of the holders of shares of capital stock shall be required to adopt valid resolutions; k) Except for the provisions of paragraph j) above, at the Ordinary Meetings of Shareholders the attendance of at least 81% of the holders of shares of capital stock shall be required to be deemed as duly convened, and the favorable vote of at least 81% of the holders of capital stock shall be required to adopt valid resolutions, in order to increase or reduce the variable portion of capital stock; to increase, reduce or even cancellation of the mandatory profit sharing percentage, as set forth in section twenty seventh hereof; to withdraw shares of capital stock under the effects of paragraph l) of section eight, and in any other cases for which these by-laws expressly determine that special quorum is required for such purposes; l) Quorum shall exist at extraordinary meetings of shareholders upon first or further notice, if at least eighty one percent of the holders of shares of capital stock are present thereat. Any resolution adopted at any Extraordinary Meeting shall be deemed as effective if at least eighty one percent of the holders of shares of capital stock invariably vote in favor. As an exception to the foregoing, in the event of any extension of the duration of the corporation and the issuance of debentures, the attendance of at least fifty one percent of the holders of shares of capital stock shall be sufficient to constitute quorum at extraordinary meetings, and the favorable vote of at least fifty one percent of the holders of capital stock shall be required to adopt valid resolutions; m) If the Meeting cannot be held on the date set forth to be held, a second and, as the case may be further notices shall be made expressly indicating such circumstance, and the meeting shall resolve all matters listed in the agenda, observing the provisions of paragraphs j), k) and l) hereof; n) Each share represents one vote and votes shall be by showing hands unless otherwise agreed by the majority of the attendants; o) The resolutions shall be final, except for the right to object referred to in article two hundred one of the General Law of Business Corporations; p) The Minutes of the Meetings shall be signed by the Chairman and by the Secretary of the meeting, by one Examiner and by the Statutory Auditors present thereat, as well as by any and all shareholders who are present thereat...”
     c).- Notarized certified copy of notarial instrument number twenty thousand, dated July fifteen, nineteen ninety three, granted before the undersigned Notary Public, a first notarized certified copy of which was recorded before the Public Registry of Commerce of this City under Commercial Folio number one hundred forty thousand five hundred three,
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
dated October twenty two, nineteen ninety three, regarding the notarization of the Minutes of the General Ordinary Meeting of Shareholders of “ADMINISTRACIONES CLAZAGO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE; the corresponding portion of the above mentioned instrument is hereinafter transcribed:
“...I.- MINUTES OF THE MEETING TO BE NOTARIZED.- “...In Mexico City; Federal District, at 9:00 o’clock, on this day May 24th, 1993, the shareholders or representatives of the shareholders of Administraciones Clazago, S.A. de C.V. met at the corporate address of the corporation in order to hold a general ordinary meeting of shareholders:... AGENDA... I. — Granting powers.-. .. RESOLUTIONS... I.- Granting powers.- I.1 “Messrs. Claudio Zapata Bakas, Herán Zapata Akincilar, Ricardo Zapata Akincilar and Ricardo Liaño Cuenca are hereby granted with a general power of attorney as members of the firm “A”, and Messrs. Miguel Angel Guzmán Bautista and Ricardo Travis Arias are hereby granted with a general power of attorney as members of the firm, according to the following powers: a).- General power of attorney for acts of domain under the terms of third paragraph of the above mentioned article of the Civil Code, except for the power to transfer negotiable instruments consisting in shares of other companies or equity stock in any other business in which this corporation holds at least five percent of capital stock, since this power is reserved to the favorable vote of at least eighty one percent of shares of capital stock of the corporation, to be adopted at ordinary meeting; b).- General power of attorney for acts of administration, under provisions of second paragraph of the above cited article two thousand five hundred fifty four of the Civil Code; c).- Power of attorney to grant and execute negotiable instruments, according to provisions of article nine of the Ley General de Títulos y Operaciones de Crédito (General Law of Negotiable Instruments and Credit Operations) for a maximum amount equivalent to 5% of capital stock, except that the attorneys-in-fact shall not be authorized to grant collaterals, surety bonds or guaranties in favor of third parties for obligations of corporations of which the corporation is not a shareholder of at least fifty percent, since this power is reserved to the favorable vote of at least eighty one percent of shares of capital stock of the corporation, to be adopted at ordinary meeting; d).- General power of attorney for lawsuits and collections, including all general and special (sic) powers that must be expressly set forth by the Law, requiring special power or clause, according to provisions of first paragraph of article two thousand five hundred fifty four of the Civil Code of the Federal District and relative articles of the Civil Codes of the States. The attorneys-in-fact shall have the following powers which are
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
listed without limitation: I.- To submit and withdraw from litigation, including the “amparo” lawsuit; II.- To settle; III.- To submit to arbitration; IV.- To make and answer interrogatories; V.- To challenge; VI.- To receive payments; VII.- To file criminal complaints and charges in criminal matters and withdraw from them if permitted for by the Law; VIII.- To assist the Attorney General’s Office to demand restitution in tort. The attorneys-in-fact shall not be authorized to assign the assets of the corporation. The power of attorney referred to in the preceding paragraph shall be exercised before private entities and before all kind of administrative or judicial authorities, whether of federal, state, municipal or criminal nature, and before the Conciliation and Arbitration Boards, whether local or federal and before all labor authorities; e).- General power of attorney in labor matters, according to which the attorneys-in-fact shall act as representatives of the corporation, according and for the purposes of articles eleven, forty six, forty seven, one hundred thirty four, section third, five hundred twenty three, six hundred ninety two, sections first, second and third, seven hundred eighty six, seven hundred eighty seven, eight hundred seventy three, eight hundred seventy eight, eight hundred eighty, eight hundred eighty three, eight hundred eighty four and relative articles of the Ley Federal del Trabajo (Federal Labor Law; therefore, the attorneys-in-fact are granted with the following powers, which are listed without limitation: I.- To act before unions with which the corporation has or may enter into collective bargaining agreements; before employees of the corporation individually considered, and for all employee-employer matters to be exercised before any labor and social service authority as referred to in article five hundred twenty three of the Federal Labor Law; II.- To appear before the Conciliation and Arbitration Boards, whether local or federal; consequently to represent the employer for the purposes of articles eleven, forty six and forty seven of the Federal Labor Law and to represent the corporation in order to evidence the capacity and authority to appear before the court and outside the court, under the terms of article six hundred ninety two, sections second and third of the Federal Labor Law; III.- The attorneys-in-fact may answer interrogatories during the deposition of witnesses, according to provisions of articles seven hundred eighty seven and seven hundred eighty eight of the Federal Labor Law, including powers to make and answer interrogatories; to appoint addresses to hear and receive notices upon summons; to appear with Full Representation at the hearing referred to in articles eight hundred seventy three, eight hundred seventy five, eight hundred seventy six sections first and sixth, eight hundred seventy nine and eight hundred eighty eight of the Federal Labor Law;
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
VI.- The attorneys-in fact shall be authorized to make settlements, to enter into, negotiate and execute severance agreements; likewise, the attorneys-in-fact may act as representatives in their capacity as managers, as to anything regarding all kind of lawsuits or labor proceedings initiated before any authority; likewise, they may formalize labor agreements and rescind them; V.- Consequently, for all purposes mentioned before, in their capacity as Legal Representatives of the Corporation the attorneys-in-fact shall be granted with a general power of attorney for lawsuits and collections and acts of administration, according to the two first paragraphs of article two thousand five hundred fifty four and article two thousand five hundred eighty seven of the Civil Code of the Federal District and relative articles of the Civil Codes of the States of the Mexican Republic; VI:- The attorneys-in-fact may file criminal complaints and, without limitation, they may submit and withdraw from all kind of proceedings, litigations and remedies, including the “amparo” lawsuit; to settle and submit to arbitration; to make and answer interrogatories; to challenge, receive payments, file criminal complaints and file charges and withdraw from them if permitted for by the Law and as they may deem convenient; and to exercise this Representation before any individual or legal entity, public or private entity and before civil, criminal, administrative, fiscal, military or labor authorities in any matter of labor nature, having the power to challenge judges and other authorities; to assist the Attorney General’s Office; to grant pardons and appoint experts, in any event, in defense o the interests of the corporation; f) Power to grant special proxies which do not require formal ratification of signatures. The attorneys-in-fact shall not have powers to cancel, transfer, encumber or dispose of in any manner whatsoever of the fixed assets necessary to comply with the purposes of the corporation, since such power is reserved to the favorable vote of 81% of capital stock to be adopted at ordinary meeting of shareholders, if the amount of such transaction exceeds of 5% of the capital stock; the attorneys-in-fact shall neither be authorized to grant collaterals, surety bonds or guarantors to other companies or corporation, other than those determined at a meeting of shareholders. They may neither appoint or revoke the chief executive officers, executive officers, managers, assistant managers or agents of the corporation, and may not grant and revoke general and special powers of attorney. The members of the firm “A” may exercise the powers granted upon them, whether jointly or severally, indistinctively, except for the powers referred to in paragraph a), which may only be exercise on a jointly basis, being necessary two signatures to exercise the same. Additionally, the powers granted
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
under provisions of paragraph a) may be jointly exercised by an attorney-in-fact of the firm “A” with two attorneys-in-fact of the firm “B”. The members of the firm “A” shall act individually with the capacity as Legal Representative of the Corporation, according to provisions of article 10 of the General Law of Business Corporations.
The members of the firm “B” may only exercise the powers granted upon them on a jointly basis. In order to exercise the powers referred to in paragraph a), the provisions of the final portion of the preceding paragraph shall apply. In order to exercise the remaining powers so granted, two signatures of the members of the firm “B” shall be required. The members of the firm “B” shall act jointly with the capacity as Legal Representatives of the Corporation, according to provisions of article 10 of the General Law of Business Corporations, but each one of them may individually make and answer interrogatories acting in his capacity as Legal Representative of the Corporation...”
     THE UNDERSIGNED NOTARY PUBLIC HEREBY CERTIFIES THAT THE NOTARIAL INSTRUMENT TRANSCRIBED BEFORE EVIDENCES THE DUE STANDING OF “ADMINISTRACIONES CLAZAGO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE.
INSERT
     ARTICLE TWO THOUSAND FIVE HUNDRED FIFTY FOUR OF THE CIVIL CODE FOR THE FEDERAL DISTRICT:
     “In the general powers of attorney for lawsuits and collections, it shall be sufficient to state that it is granted with all general and special powers, including those powers which according to the law require a special clause, to be deemed as granted without limitation whatsoever.
     In the General Powers of attorney for administration of property, it shall be sufficient to state that they are granted with such character in order for the attorney-in-fact is authorized for any kind of administrative powers.
     In the General Powers of attorney for acts of domain it shall be sufficient to state that they are granted with such character in order for the attorney-in-fact to have all faculties as owner, either in connection with the property and to carry out any kind of actions to prevent them.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
     Whenever the powers of attorneys-in-fact shall be limited in any of the three cases above-mentioned, the limitations shall be stated within the power of attorney granted or the power of attorney shall be special.
     The notaries shall insert the text of this article within the deeds of the powers of attorney granted.”
THIS IS THE FIRST NOTARIZED CERTIFIED COPY ISSUED TO “BIENES INDUSTRIALES DEL NORTE”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE AS CERTIFICATE OF ORGANIZATION. THIS INSTRUMENT IS PRINTED WITH PERMANENT INK, HAS BEEN DULY COMPARED AND IT IS CONTAINED IN TWENTY SEVEN USEFUL PAGES. I ATTEST.
     MEXICO CITY, FEDERAL DISTRICT, ON THIS DAY JUNE THIRD, NINETEEN NINETY SIX.
/S/
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
THIS PAGE IS ATTACHED WITH THE EXCLUSIVE PURPOSE TO STAMP THE SEAL OF THE PUBLIC REGISTRY OF COMMERCE IN THE NOTARIAL INSTRUMENT NUMBER TWENTY FIVE THOUSAND NINETY SEVEN.
(SEAL)
Recorded Under No. 778
Of Volume V of Book I -
Assistant Office of Corporations, Powers of
Attorney and Miscellaneous Agreements
On Page 23 cftc Commerce Section
Cd. Reynosa, Tam. JULY 11th, 1996
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>